================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4982

                                   ----------

                              HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

                             789 North Water Street
                           Milwaukee, Wisconsin 53202
              (Address of principal executive offices)--(Zip code)

           Nicole J. Best, Treasurer and Principal Accounting Officer
                              Heartland Group, Inc.
                             789 North Water Street
                           Milwaukee, Wisconsin 53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 With a copy to:

                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

       Registrant's telephone number, including area code: (414) 347-7777

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

                                   ----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

================================================================================

Item 1.  Reports to Stockholders

                                  ANNUAL REPORT

                                    [GRAPHIC]

                         philosophy process performance

                                SELECT VALUE FUND

                                 VALUE PLUS FUND

                                   VALUE FUND

                                December 31, 2003

                             [LOGO] HeartLand Funds
                           AMERICA'S VALUE INVESTOR(R)

                                                     Table Of Contents [GRAPHIC]

EQUITY FUNDS
--------------------------------------------------------------------------------

What It Means To Be A Value Investor ......................................    2

Summary Of Value Table of Investment Results ..............................    3

Select Value Fund Management's Discussion of Fund Performance .............    4

Value Plus Fund Management's Discussion of Fund Performance ...............    6

Value Fund Management's Discussion of Fund Performance ....................    8

Financial Statements

   Schedules of Investments ...............................................   10

   Statements of Assets and Liabilities ...................................   19

   Statements of Operations ...............................................   20

   Statements of Changes in Net Assets ....................................   21

   Financial Highlights ...................................................   22

Notes to Financial Statements .............................................   25

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Information Regarding Executive Officers and Directors ....................   31

Definitions ...............................................................   32

[GRAPHIC] What It Means To Be A Value Investor

               The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted an illustrious circle of disciples, including Heartland Advisors.

               At Heartland Funds, value investing means buying stocks that are attractively priced relative to their intrinsic value, the amount we believe a company would be worth in a "going-private" or "buyout" scenario. To us, this is the most intelligent way to build a portfolio. We often find that a company's stock is undervalued because it is:

               .    Misunderstood by investors
               .    Under followed by Wall Street analysts
               .    Temporarily oversold or out of favor
               .    An emerging opportunity as yet undiscovered

               We search for overlooked and unpopular stocks
               - always looking for a measurable and positive difference between the true worth of a company and its current stock price. This creates what we refer to as a value gap.

2 Annual Report

            The Heartland Family Of Equity Funds -- Summary Of Value   [GRAPHIC]

"While our 2003 results are gratifying, we believe investors should focus on the long term. We are most proud of the Heartland Funds' since inception performance
- representing over 7, 10 and 19 years for the Select Value, Value Plus and Value Funds"

                                                          - William J. Nasgovitz
                                                            President

------------------------------------------------------------------------------------
Performance for the Period              Heartland          Heartland       Heartland
Ended December 31, 2003/1/          Select Value Fund   Value Plus Fund   Value Fund
------------------------------------------------------------------------------------
3 Months*                                   14.49%             21.43%          18.46%

1 Year                                      35.66              53.56           70.16

Average Annual Total Return for:
------------------------------------------------------------------------------------
3 Years                                     10.81%             25.80%          24.93%

5 Years                                     12.63              13.04           19.99

10 Years                                       --              13.02           15.79

15 Years                                       --                 --           16.34

Since Inception                             12.75              13.34           16.28

------------------------------------------------------------------------------------
Value of hypothetical investment       $   23,791         $   35,793      $  175,891
   of $10,000 from inception date       (10/11/96)         (10/26/93)      (12/28/84)
------------------------------------------------------------------------------------

* Not annualized

/1/ Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund's expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 30 to 50) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund's net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended December 31, 2003.

The opinions expressed in this Annual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

                                                             December 31, 2003 3

[GRAPHIC] Heartland Select Value Fund

                                     [PHOTO]
                              M.Gerard Sandel, CFA
                             Lead Portfolio Manager

                                     [PHOTO]
                               Eric J. Miller, CMA
                              Portfolio Co-Manager

Fund Performance
--------------------------------------------------------------------------------
Average Annual Total Returns        One    Three    Five   Since Inception
as of 12/31/03                      Year   Years   Years      (10/11/96)
--------------------------------------------------------------------------------
Heartland Select Value Fund        35.66%  10.81%  12.63%       12.75%

S&P MidCap 400 Barra Value Index   40.18   10.52   12.05        14.72

S&P 500 Index                      28.69   -4.05   -0.57        8.32

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions.

Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund's expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower.

For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Investment Goal. The Select Value Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Principal Investment Strategies. The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.
--------------------------------------------------------------------------------
Investment Considerations. The Select Value Fund invests in small- and mid-sized companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.
--------------------------------------------------------------------------------

We are pleased to report to Select Value Fund shareholders that 2003 was the single best year in the Fund's history. For the year ended December 31, 2003 the Fund was up 35.66%. The Fund outpaced the widely quoted S&P 500 Index for this period, which was up 28.69%, though it fell short of the benchmark S&P 400 MidCap Barra Value Index return of 40.18%.

In addition, the Select Value Fund outperformed most of its Multi-Cap Value peers in 2003, according to Lipper. More importantly, the Fund's longer-term performance has been even more impressive. For the 3-year, 5-year, and since inception periods, respectively, the Select Value Fund ranked in the top 3%, 4%, and 11% of Lipper's Multi-Cap Value category.

                    Lipper Ranking - among Multi-Cap Value Funds
                    --------------------------------------------
Heartland
Select Value Fund   Ranking in Universe   Percentile
-----------------   -------------------   ----------
1 Year                 90 out of 462        Top 20%

3 Years                 8 out of 313             3%

5 Years                 9 out of 227             4%

Since Inception        14 out of 129            11%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

Benefits of our multi-capitalization philosophy

One of the keys to our multi-capitalization approach to value investing is the ability to invest in the stocks that we believe offer the best values, regardless of their market capitalization. In short, we're focused on value, not company size.

4 Annual Report

A year ago, our report to shareholders noted that approximately three quarters of the Select Value Fund's stock investments were in small- and mid-capitalization companies. Despite the fact that these sectors had outperformed the large-cap S&P 500 in 2000, 2001, and 2002, we were still finding better values in smaller companies. In 2003, Fund shareholders benefited from our value hunting as small- and mid-sized companies again led their larger counterparts.

                        Percentage of Equity Investments
--------------------------------------------------------------------------------
Heartland                As of        As of     Year-over-year
Select Value Fund     12/31/2003   12/31/2002       Change
-------------------   ----------   ----------   --------------
Small-Cap Companies      20.8%        54.7%         -33.9%

Mid-Cap Companies        49.0%        20.9%         +28.1%

Large-Cap Companies      30.2%        24.4%          +5.8%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, and small-cap companies to be smaller than $2 billion. Portfolio holdings are subject to change without notice.

Looking at our allocation as of December 31, 2003, shareholders can see that the Fund now has more of an emphasis on mid-cap stocks. This is not because of a change in our investment philosophy, but rather the result of a number of our small-cap investments appreciating in price which became mid-caps, and our selection of individual companies in this capitalization range that we believe are attractively priced relative to their earnings, cash flows, and book values.

Cycling out of cyclical stocks

At the beginning of 2003, we anticipated that the U.S. economy would continue to recover, and that it would grow more quickly than most economists anticipated. With that as a backdrop, we focused our bottom-up research on identifying companies in economically sensitive sectors, often referred to as cyclical stocks. Cyclicals typically include companies in the Producer Durables, Technology, and Materials and Processes industry groups.

Particularly in the latter half of the year, our investment thesis produced positive results as the U.S. economy showed dramatic improvement. In fact, many of the cyclicals we held in the Select Value Fund appreciated to the point where they no longer fit our value discipline and were sold at a profit. These stocks included Scientific-Atlanta, Inc. and ADTRAN, Inc.

Looking ahead for better values

Our value-driven investment strategy is based on successfully identifying individual companies trading at discounts to their intrinsic values. Following this discipline, we repeatedly and methodically turn our attention toward unloved and under-followed areas of the market. Currently, we are finding value in, among other places, the Oil Services and Equipment industry.

While we caution investors that our 2003 return of 35.66% was above historical norms, we are optimistic that the stock market could continue to be an excellent generator of wealth over the long term. Moreover, we believe the most prudent way for you to participate in the market is by owning a diversified portfolio of undervalued stocks - be an investor, not a speculator.

Select Value Fund - Growth of $10,000 since inception
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

HRSVX Growth of 10,000 Since Inception   S&P Midcap Barra 400 Value   S&P 500
--------------------------------------   --------------------------   --------

10/11/96               10,000.00              10,000.00              10,000.00
12/31/96               10,500.00              10,891.83              10,715.10
03/31/97               10,600.00              10,889.60              11,002.37
06/30/97               12,140.00              12,164.82              12,923.16
09/30/97               13,269.99              13,886.43              13,891.21
12/31/97               12,905.11              14,636.81              14,290.01
03/31/98               14,541.85              16,077.53              16,283.29
06/30/98               13,650.03              15,411.20              16,820.80
09/30/98               11,467.71              13,285.07              15,146.78
12/31/98               13,128.84              15,320.83              18,372.48
03/31/99               12,395.83              14,087.19              19,287.95
06/30/99               14,184.39              16,190.58              20,647.63
09/30/99               12,755.83              14,613.42              19,357.45
12/31/99               13,384.55              15,676.81              22,238.41
03/31/00               13,966.49              16,660.09              22,748.67
06/30/00               14,012.14              16,217.43              22,144.26
09/30/00               15,438.46              18,333.35              21,929.75
12/31/00               17,484.57              20,041.73              20,213.87
03/31/01               18,098.11              19,350.93              17,817.43
06/30/01               18,651.41              21,553.11              18,860.19
09/30/01               17,074.26              18,748.72              16,091.86
12/31/01               20,356.95              21,472.34              17,811.29
03/31/02               21,816.64              23,603.89              17,860.24
06/30/02               19,946.21              22,218.29              15,467.41
09/30/02               15,920.68              18,113.16              12,793.91
12/31/02               17,537.03              19,302.89              13,871.92
03/31/03               15,979.91              18,182.13              13,435.03
06/30/03               19,671.80              21,669.80              15,503.12
09/30/03               20,779.95              23,229.59              15,913.33
12/31/03               23,790.58              27,061.35              17,851.01

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2003.

Weighted Median Valuation Analysis
--------------------------------------------------------------------------------

                                 Price/Earnings (Trailing 12-months)*    Price/Cash Flow    Price/Book
Select Value Fund                               22.7x                          8.7x            2.0x
S&P MidCap Barra Value Index                    17.6x                          9.3x            1.9x
S&P 500 Index                                   22.8x                         13.9x            3.9x

Sources: FactSet Systems, Inc. and Heartland Advisors, Inc.
* Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics
--------------------------------------------------------------------------------
Number of holdings (excludes cash equivalents) ........        32
Net assets ............................................   $ 75.68 mil.
NAV ...................................................   $ 20.16
Median market cap .....................................   $ 3,680 mil.
Weighted average market cap ...........................   $14,342 mil.

Top Ten Holdings - % of Net Assets (Excludes cash equivalents)
--------------------------------------------------------------------------------
Koninklijke (Royal) Phillips Electronics N.V. .........   3.8%
Goodrich Corp. ........................................   3.5
Prudential Financial, Inc. ............................   3.5
Cooper Tire & Rubber Co. ..............................   3.2
Ryder System, Inc. ....................................   3.0
AVX Corp. .............................................   3.0
Motorola, Inc. ........................................   2.9
Federated Department Stores, Inc. .....................   2.8
Potash Corp. of Saskatchewan, Inc. ....................   2.8
Allstate Corp. ........................................   2.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 12/31/03.

                                                             December 31, 2003 5

[GRAPHIC] Heartland Value Plus Fund

                                    Portfolio
                                 Management Team

                                     [PHOTO]
                             D. Rodney Hathaway, CFA

                                     [PHOTO]
                              William J. Nasgovitz

                                     [PHOTO]
                               Eric J. Miller, CMA

Fund Performance
---------------------------------------------------------------------------------
Average Annual Total Returns     One    Three     Five     Ten    Since Inception
as of 12/31/03                  Year    Years    Years    Years     (10/26/93)
----------------------------   -----   ------   ------   ------   ---------------

Heartland Value Plus Fund      53.56%  25.80%   13.04%   13.02%       13.34%

Russell 2000 Value Index       46.03   13.83    12.28    12.70        12.62

Russell 2000 Index             47.25    6.27     7.13     9.47         9.46

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

--------------------------------------------------------------------------------

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

--------------------------------------------------------------------------------

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally seeks to invest in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

--------------------------------------------------------------------------------

Investment Considerations. The Value Plus Fund invests in small companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

--------------------------------------------------------------------------------

We are pleased to report to Value Plus Fund shareholders that 2003 was the single best year in the Fund's history. For the year ended December 31, 2003 the Fund was up 53.56%. The Fund also topped both the Russell 2000 and Russell 2000 Value Indexes, which posted total returns of 47.25% and 46.03%, respectively. Much of this outperformance came in the second half of the year when the Fund was up 30.98%, while the aforementioned benchmarks returned 24.92% and 25.36%, respectively.

According to Lipper, the total return of the Value Plus Fund outpaced the vast majority of its peers in the Small-Cap Core universe for the year ended December 31, 2003. In addition, the Fund ranked in the top 25% of its peer group for 3-year, 5-year, 10-year, and since inception timeframes.

                  Lipper Ranking - among Small-Cap Core Funds
   Heartland      -------------------------------------------
Value Plus Fund         Ranking in Universe   Percentile
---------------         -------------------   ----------
1 Year                     63 out of 511        Top 13%

3 Years                     4 out of 393          2%

5 Years                    70 out of 282         25%

10 Years                    17 out of 75         23%

Since Inception             15 out of 69         22%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

Confidence in consumers' spending

As noted in our April 2003 letter to shareholders, the Consumer Confidence Index had then reached what we thought was an unsustainably Bearish level. Historically, this has been a Bullish sign for the overall stock market. In addition, we believed this was a positive indicator that individual Consumer Discretionary companies may have been particularly oversold.

6 Annual Report

As value investors, we added a select number of stocks from this out-of-favor sector, buying them at what we believed to be significantly discounted prices. These included two holdings that as of year end were counted among the Fund's 10 largest holdings, IKON Office Solutions, Inc. and Pep Boys-Manny Moe & Jack. The former integrates imaging systems to help businesses manage document workflow and thereby increase efficiency; the latter sells and installs car parts and accessories, as well as servicing and maintaining vehicles.

More importantly to shareholders, both of these investments added value to the total return of the Fund in 2003. In fact, by the end of the year, 5 of the 6 stocks we added in the Consumer Discretionary sector had made positive contributions to the Fund. The sole exception was Tupperware Corp., whose "catalyst for recognition" - the #1 investment criteria in Heartland's proprietary Equity 10-Point Value Investment Grid - failed to materialize. In sticking with our disciplined process, this stock was sold out of the Fund's portfolio.

Healthcare makes a healthy contribution

One of the broader areas of the market we favored was Healthcare. The widely published demographic trends, as well as the relatively stable earnings of many companies in this sector, have attracted us for quite some time. Moreover, an additional catalyst surfaced in 2003 - the Medicare Reform Bill. We believe this legislation, which includes a prescription drug benefit, will aid generic producers over their brand name counterparts.

The single largest contributor to the total return of the Value Plus Fund in 2003 was Andrx Corporation. This company develops and distributes therapeutically equivalent versions of brand name pharmaceuticals, using its proprietary drug delivery technologies. While this stock has appreciated significantly since it was added to the Fund's portfolio in March, we believe it is still undervalued. With a number of patents for blockbuster drugs expiring in the next few years, the long-term outlook for well-positioned generic producers is very positive.

Continuing to look for upside

In looking ahead, we must advise Value Plus Fund shareholders that the 53.56% total return for 2003 may be difficult to repeat. However, we are optimistic that the U.S. economy and the stocks in the Fund may continue to gain strength. We are especially upbeat about the Precious Metals industry and the Technology sector, which we believe could benefit from increased business spending as our economy more fully recovers.

Shareholders can be assured our outlook on Technology fits within our bargain-hunting investment philosophy. We believe the companies we identified have better operating leverage, better discipline, and more seasoned management than the "hot dots" of the last decade. In addition, as bottom-up stock pickers, we continue to identify what are, in our opinion, attractive values with clear catalysts for appreciation - and as long-term Bulls, we would view a short-term pullback as an investment opportunity.

Value Plus Fund -- Growth of $10,000 over last 10 years
--------------------------------------------------------------------------------

                                    [CHART]

                                   Line Chart

                   Heartland Value Plus Fund   Russell 2000 Value   Russell 2000
                   -------------------------   ------------------   ------------
       Beginning                   10,000.00            10,000.00      10,000.00
1994   Quarter1                    10,059.44             9,863.77       9,734.63
       Quarter2                     9,649.83             9,688.38       9,355.52
       Quarter3                     9,753.69            10,146.39      10,004.96
       Quarter4                     9,505.28             9,845.05       9,817.84
1995   Quarter1                    10,142.57            10,209.68      10,270.47
       Quarter2                    11,209.02            11,105.66      11,233.19
       Quarter3                    11,887.33            12,029.86      12,342.59
       Quarter4                    11,824.02            12,380.38      12,610.06
1996   Quarter1                    12,612.04            12,923.43      13,253.40
       Quarter2                    13,661.42            13,451.37      13,916.42
       Quarter3                    14,240.31            13,651.71      13,963.55
       Quarter4                    15,820.21            15,025.59      14,690.00
1997   Quarter1                    16,364.96            14,988.25      13,930.23
       Quarter2                    17,495.68            17,250.32      16,188.48
       Quarter3                    20,202.91            19,474.02      18,597.69
       Quarter4                    20,661.84            19,801.41      17,974.80
1998   Quarter1                    21,501.01            21,454.83      19,782.78
       Quarter2                    20,526.06            20,680.06      18,860.31
       Quarter3                    17,805.78            16,982.94      15,060.85
       Quarter4                    18,434.65            18,523.78      17,517.03
1999   Quarter1                    16,946.30            16,728.22      16,566.91
       Quarter2                    20,115.54            19,497.86      19,143.41
       Quarter3                    17,319.47            17,972.83      17,933.01
       Quarter4                    18,743.76            18,248.31      21,240.69
2000   Quarter1                    20,371.71            18,945.73      22,745.47
       Quarter2                    19,140.99            19,315.44      21,885.62
       Quarter3                    19,628.17            20,733.17      22,127.68
       Quarter4                    17,087.01            22,413.61      20,599.03
2001   Quarter1                    18,458.37            22,631.52      19,258.94
       Quarter2                    20,418.02            25,265.03      22,010.65
       Quarter3                    19,357.68            21,896.08      17,434.80
       Quarter4                    23,027.21            25,557.14      21,111.11
2002   Quarter1                    25,106.15            28,005.17      21,951.94
       Quarter2                    24,114.61            27,411.59      20,118.43
       Quarter3                    19,872.43            21,575.46      15,813.00
       Quarter4                    22,157.99            22,637.19      16,786.59
2003   Quarter1                    20,973.68            21,487.33      16,032.63
       Quarter2                    25,978.77            26,370.03      19,788.18
       Quarter3                    28,023.21            28,407.05      21,584.45
       Quarter4                    34,019.00            33,076.28      24,739.72

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the ten years ended December 31, 2003.

Weighted Median Valuation Analysis
--------------------------------------------------------------------------------

                              Price/Earnings (Trailing 12-months)*    Price/Cash Flow    Price/Book
Value Plus Fund                              20.4x                         10.9x             2.0x
Russell 2000 Value Index                     19.5x                         10.0x             1.8x
Russell 2000 Index                           22.4x                         12.5x             2.3x

Sources: FactSet Systems, Inc. and Heartland Advisors, Inc.
* Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics
--------------------------------------------------------------------------------
Number of holdings (excludes cash equivalents)...        53
Net assets ......................................   $218.98 mil.
NAV .............................................   $ 23.57
Median market cap ...............................   $ 1,042 mil.
Weighted average market cap .....................   $ 1,536 mil.

Top Ten Holdings - % of Net Assets (Excludes cash equivalents)
--------------------------------------------------------------------------------
IKON Office Solutions, Inc. .....................   3.5%
PSS World Medical, Inc. .........................   3.3
Tidewater, Inc. .................................   2.7
Worthington Industries, Inc. ....................   2.7
Borland Software Corp. ..........................   2.7
Genelabs Technologies, Inc. .....................   2.6
Bunge, Ltd. .....................................   2.6
Pep Boys-Manny, Moe & Jack ......................   2.5
Perot Systems Corp. (Class A) ...................   2.5
Imation Corp. ...................................   2.4

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 12/31/03.

                                                             December 31, 2003 7

[GRAPHIC] Heartland Value Fund

                                    [PHOTO]
                              William J. Nasgovitz
                              Portfolio Co-Manager

                                    [PHOTO]
                              Eric J. Miller, CMA
                              Portfolio Co-Manager

                THIS FUND IS CLOSED TO MOST NEW INVESTORS,EXCEPT:

--------------------------------------------------------------------------------

.. Existing accounts

.. IRA and trust accounts

.. Qualified retirement accounts

Fund Performance
--------------------------------------------------------------------------------
Average Annual Total Returns    One    Three   Five     Ten    Since Inception
as of 12/31/03                  Year   Years   Years   Years      (12/28/84)
--------------------------------------------------------------------------------
Heartland Value Fund           70.16%  24.93%  19.99%  15.79%      16.28%

Russell 2000 Value Index       46.03   13.83   12.28   12.70       13.57

Russell 2000 Index             47.25   6.27    7.13    9.47        11.25

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

--------------------------------------------------------------------------------

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

--------------------------------------------------------------------------------

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

--------------------------------------------------------------------------------

Investment Considerations. The Value Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

--------------------------------------------------------------------------------

We are pleased to report to Value Fund shareholders that 2003 was the single best year in the Fund's 19-year history. The Fund was up an impressive 70.16% for the year ended December 31, 2003. The Fund also topped both the Russell 2000 and Russell 2000 Value Indexes, which finished up the year with total returns of 47.25% and 46.03%, respectively.

The Value Fund also outperformed almost all of its peers for 2003. According to Lipper, the total return of the Fund ranked in the top 4% of the 207 funds in their Small-Cap Value universe. In addition, the Value Fund either ranked #1 or in the top 10% of Lipper's Small-Cap Value peer group for all of the following time periods.


                  Lipper Ranking - among Small-Cap Value Funds
Heartland         --------------------------------------------
Value Fund              Ranking in Universe   Percentile
----------              -------------------   ----------
1 Year                      7 out of 207        Top 4%

3 Years                     9 out of 156           6%

5 Years                     9 out of 110           9%

10 Years                    2 out of 26            8%

15 Years                    1 out of 13        Ranked #1

Since Inception             1 out of 5         Ranked #1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

Heartland's investment team

We believe the primary driver of the performance of the Value Fund has been our experienced team of investment professionals and the disciplined process we put to work for shareholders. To provide shareholders with a 70+% total return in one year, many things have to go right - a little luck never hurts, but that is not something we ever rely on.

Portfolio co-managers Bill Nasgovitz and Eric Miller are part of a group of 11 research analysts and traders with a combined 152 years of investment experience. Each member of the team brings a unique combination of skill and ingenuity to the group, though they all share the same passion for value investing. In 2003, everyone on the team played a positive role in the Fund's success.

8  Annual Report

2003 was remarkable

This was an extraordinary year in the market for a variety of reasons. First, one of the most severe Bear markets in history came to an end, and the new Bull market was led higher by small- and micro-capitalization stocks. This leadership certainly benefited Value Fund shareholders.

In addition, the rally turned out to be extremely inclusive. According to Standard & Poor's, 92% of stocks in the S&P 500 Index rose in price in 2003. This percentage has not been that high since at least 1980. We also had the "Midas touch," as the breadth of performance was almost as wide in the Value Fund. Nearly 87% of our stock selections positively contributed to the Fund's return in 2003.

It is also noteworthy that, in the best interest of long-term shareholders, the Value Fund was closed to most new investors on November 26, 2003. We believe closing the Fund will allow us to manage this portfolio of small and micro-capitalization stocks as efficiently as we have in the past.

Technology and Healthcare stocks are top contributors

Going into 2003, we were decidedly Bullish. Two of the sectors we were particularly optimistic about were Healthcare, which we have favored for quite some time, and Technology, where we were finding a number of former favorites that appeared to us to be extremely undervalued. The single largest contributor to Fund performance in 2003 was Novell Inc., a software company that fit this description extremely well.

Within the Healthcare sector, top contributors in 2003 included several companies listed among the Fund's 10 largest holdings. Among these are NABI Biopharmaceuticals, a company with a patented drug for Hepatitis B; Discovery Laboratories, Inc., a biotech company with a promising treatment for children born prematurely and asthma sufferers; and Alpharma, Inc., a leading manufacturer of generic pharmaceuticals.

Still Bullish after all these gains

As value investors, we are always looking for bargains, stocks priced at discounts to their earnings, cash flows and book values. Throughout the year, a number of stocks in the Value Fund appreciated so much that they no longer fit our investment discipline. As a result, we have been rotating out of many of last year's winners and into new undiscovered and out-of-favor stocks selling at a discount of what we believe is their intrinsic worth, though they are harder to find now than a year ago.

Looking back at 2003, we must note to shareholders that the Value Fund's return of 70.16% was astonishing and caution them to temper their expectations as that return is not likely to be repeated. On the other hand, we are optimistic that the stocks we seek - reasonably priced small company stocks - could outperform other investment alternatives over the long term. As a result, we would view any sustained underperformance in small-caps as an investment opportunity.

Value Fund -- Growth of $10,000 over last 10 years
--------------------------------------------------------------------------------

                                    [CHART]

                                   LINE CHART

                   Heartland Value Fund   Russell 2000 Value   Russell 2000
                   --------------------   ------------------   ------------
     Begining                 10,000.00            10,000.00     10,000.00
1994 Quarter1                 10,331.61             9,863.77      9,734.63
     Quarter2                 10,185.18             9,688.38      9,355.52
     Quarter3                 10,374.67            10,146.39     10,004.96
     Quarter4                 10,171.20             9,845.05      9,817.84
1995 Quarter1                 11,053.13            10,209.68     10,270.47
     Quarter2                 12,136.50            11,105.66     11,233.19
     Quarter3                 13,282.55            12,029.86     12,342.59
     Quarter4                 13,202.49            12,380.38     12,610.06
1996 Quarter1                 13,977.15            12,923.43     13,253.40
     Quarter2                 14,969.13            13,451.37     13,916.42
     Quarter3                 14,992.74            13,651.71     13,963.55
     Quarter4                 15,973.50            15,025.59     14,690.00
1997 Quarter1                 16,023.95            14,988.25     13,930.23
     Quarter2                 18,219.36            17,250.32     16,188.48
     Quarter3                 20,909.36            19,474.02     18,597.69
     Quarter4                 19,678.33            19,801.41     17,974.80
1998 Quarter1                 21,578.19            21,454.83     19,782.78
     Quarter2                 20,445.26            20,680.06     18,860.31
     Quarter3                 16,649.39            16,982.94     15,060.85
     Quarter4                 17,422.55            18,523.78     17,517.03
1999 Quarter1                 15,983.07            16,728.22     16,566.91
     Quarter2                 19,456.87            19,497.86     19,143.41
     Quarter3                 18,006.08            17,972.83     17,933.01
     Quarter4                 21,780.88            18,248.31     21,240.69
2000 Quarter1                 21,340.72            18,945.73     22,745.47
     Quarter2                 20,322.73            19,315.44     21,885.62
     Quarter3                 21,976.85            20,733.17     22,127.68
     Quarter4                 22,223.24            22,413.61     20,599.03
2001 Quarter1                 24,099.84            22,631.52     19,258.94
     Quarter2                 28,249.35            25,265.03     22,010.65
     Quarter3                 24,086.39            21,896.08     17,434.80
     Quarter4                 28,769.97            25,557.14     21,111.11
2002 Quarter1                 30,296.24            28,005.17     21,951.94
     Quarter2                 29,174.78            27,411.59     20,118.43
     Quarter3                 23,669.50            21,575.46     15,813.00
     Quarter4                 25,460.35            22,637.19     16,786.59
2003 Quarter1                 23,972.62            21,487.33     16,032.63
     Quarter2                 32,463.51            26,370.03     19,788.18
     Quarter3                 36,574.75            28,407.05     21,584.45
     Quarter4                 43,326.27            33,076.28     24,739.72

Performance quoted represents past performance, and is no guarantee of future results. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the ten years ended December 31, 2003.

Weighted Median Valuation Analysis
--------------------------------------------------------------------------------

                               Price/Earnings (Trailing 12-months)   Price/Cash Flow    Price/Book
Value Fund                                    19.7x                        11.4x           1.8x
Russell 2000 Value Index                      19.5x                        10.0x           1.8x
Russell 2000 Index                            22.4x                        12.5x           2.3x

Sources: FactSet Systems Inc. and Heartland Advisors, Inc.
* Based on trailing 12-month earnings.

Portfolio Highlights and Statistics
--------------------------------------------------------------------------------
Number of holdings (excludes cash equivalents) ...    237
Net assets .......................................   $2,185.26 mil.
NAV ..............................................   $   51.14
Median market cap ................................   $  218 mil.
Weighted average market cap ......................   $  905 mil.

Top Ten Holdings - % of Net Assets (Excludes cash equivalents)
--------------------------------------------------------------------------------
Great Lakes Chemical Corp. .......................   3.0%
BearingPoint, Inc. ...............................   2.9
InterDigital Communications Corp..................   2.4
Novell, Inc. .....................................   2.4
UTStarcom, Inc. ..................................   1.7
NABI Biopharmaceuticals ..........................   1.5
Alpharma, Inc. (Class A) .........................   1.4
Discovery Laboratories, Inc. .....................   1.3
Borland Software Corp. ...........................   1.1
Andrx Corp. ......................................   1.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 12/31/03.


                                                             December 31, 2003 9

[GRAPHIC] Financial Statements

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
SELECT VALUE FUND
--------------------------------------------------------------------------------

                                                                                                           Percent of
COMMON STOCKS                                    Shares               Industry                  Value      Net Assets
---------------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) Phillips Electronics N.V.    98,800   Electronic Commerce                $ 2,874,092       3.8%
Goodrich Corp.                                   89,800   Aerospace                            2,666,162       3.5
Prudential Financial, Inc.                       62,700   Insurance-Life                       2,618,979       3.5
Cooper Tire & Rubber Co.                        112,500   Parts and Distribution               2,405,250       3.2
Ryder System, Inc.                               66,300   Shipping and Trucking                2,264,145       3.0
AVX Corp.                                       136,200   Other Technology                     2,263,644       3.0
Motorola, Inc.                                  154,100   Communications Equipment             2,168,187       2.9
Federated Department Stores, Inc.                45,400   Retail                               2,139,702       2.8
Potash Corp. of Saskatchewan, Inc.               24,400   Chemicals                            2,110,112       2.8
Allstate Corp.                                   47,200   Insurance-Property/Casualty          2,030,544       2.7
Walt Disney Co.                                  84,500   Leisure                              1,971,385       2.6
King Pharmaceuticals, Inc. (a)                  128,700   Pharmaceuticals                      1,963,962       2.6
BorgWarner, Inc.                                 23,000   Parts and Distribution               1,956,610       2.6
Martin Marietta Materials, Inc.                  41,600   Building Products                    1,953,952       2.6
Perrigo Co.                                     120,000   Pharmaceuticals                      1,886,400       2.5
MeadWestvaco Corp.                               62,400   Paper and Forest Products            1,856,400       2.4
Tidewater, Inc.                                  61,300   Oil Services and Equipment           1,831,644       2.4
Washington Mutual, Inc.                          45,400   Banking                              1,821,448       2.4
Anadarko Petroleum Corp.                         35,700   Domestic Oil                         1,821,057       2.4
RPM International, Inc.                         110,200   Building Products                    1,813,892       2.4
Humana, Inc. (a)                                 79,300   Healthcare Services                  1,812,005       2.4
National-Oilwell, Inc. (a)                       80,300   Oil Services and Equipment           1,795,508       2.4
BellSouth Corp.                                  60,000   Other Utilities                      1,698,000       2.2
Merck & Co., Inc.                                36,200   Pharmaceuticals                      1,672,440       2.2
Texas Industries, Inc.                           44,300   Building Products                    1,639,100       2.2
Tenet Healthcare Corp.                          100,000   Healthcare Services                  1,605,000       2.1
St. Paul Cos., Inc.                              40,000   Insurance-Property/Casualty          1,586,000       2.1
Darden Restaurants, Inc.                         74,200   Restaurants                          1,561,168       2.1
Saks, Inc. (a)                                  103,800   Retail                               1,561,152       2.0
ENSCO International, Inc.                        57,000   Oil Services and Equipment           1,548,690       2.0
Agrium, Inc.                                     92,000   Chemicals                            1,514,320       2.0
Adaptec, Inc. (a)                               167,600   Parts and Component Distribution     1,479,908       2.0
                                                                                             -----------      ----
TOTAL COMMON STOCKS (Cost $50,594,310)                                                       $61,890,858      81.8%

------------------------------------------------------------------------------------------------------------
                                                      Par                                         Percent of
SHORT-TERM INVESTMENTS                               Amount     Coupon   Maturity      Value      Net Assets
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                               $11,000,000     N/A    01/22/04   $10,994,543      14.5%

TIME DEPOSITS (+)
Brown Brothers Harriman 0.35%                       2,749,581     N/A                 2,749,581       3.6
                                                                                    -----------     -----
TOTAL SHORT-TERM INVESTMENTS (Cost $13,744,372)                                     $13,744,124      18.1%
                                                                                    -----------     -----
TOTAL INVESTMENTS (Cost $64,338,682) ............................................   $75,634,982      99.9%
Other assets and liabilities, net ...............................................        43,508       0.1
                                                                                    -----------     -----
TOTAL NET ASSETS ................................................................   $75,678,490     100.0%
                                                                                    ===========     =====

(a)  Non-income producing security.
(+) Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.

10 Annual Report

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
SELECT VALUE FUND [cont'd]
--------------------------------------------------------------------------------

INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Select Value Fund's investment concentration based on net assets, by industry, as of December 31, 2003, was as follows:

Pharmaceuticals ....................   7.3%
Building Products ..................   7.2
Oil Services and Equipment .........   6.8
Parts and Distribution .............   5.8
Retail .............................   4.8
Chemicals ..........................   4.8
Insurance-Property/Casualty ........   4.8
Healthcare Services ................   4.5
Electronic Commerce ................   3.8
Aerospace ..........................   3.5
Insurance-Life .....................   3.5
Other Technology ...................   3.0
Shipping and Trucking ..............   3.0
Communications Equipment ...........   2.9
Leisure ............................   2.6
Paper and Forest Products ..........   2.4
Banking ............................   2.4
Domestic Oil .......................   2.4
Other Utilities ....................   2.2
Restaurants ........................   2.1
Parts and Component Distribution ...   2.0

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                            December 31, 2003 11

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE PLUS FUND
--------------------------------------------------------------------------------

                                                                                                         Percent of
COMMON STOCKS                                Shares             Industry                      Value      Net Assets
-------------------------------------------------------------------------------------------------------------------
IKON Office Solutions, Inc.                  650,000   Business Services                  $  7,709,000       3.5%
PSS World Medical, Inc. (a)                  605,000   Healthcare Services                   7,302,350       3.3
Tidewater, Inc.                              200,000   Oil Services and Equipment            5,976,000       2.7
Worthington Industries, Inc.                 325,000   Metals                                5,859,750       2.7
Borland Software Corp. (a)                   600,000   Software                              5,838,000       2.7
Genelabs Technologies, Inc. (a)            2,060,000   Biotechnology                         5,768,000       2.6
Bunge, Ltd.                                  175,000   Foods and Food Products               5,761,000       2.6
Pep Boys-Manny, Moe & Jack                   240,000   Retail                                5,488,800       2.5
Perot Systems Corp. (Class A) (a)            400,000   IT Services                           5,392,000       2.5
Imation Corp.                                150,000   Computers and Peripherals             5,272,500       2.4
Nu Skin Enterprises, Inc. (Class A)          300,000   Foods and Food Products               5,127,000       2.3
UnumProvident Corp.                          325,000   Insurance-Life                        5,125,250       2.3
Tyson Foods, Inc. (Class A)                  375,000   Foods and Food Products               4,965,000       2.3
Agrium, Inc.                                 300,000   Chemicals                             4,938,000       2.3
CommScope, Inc. (a)                          300,000   Communications Equipment              4,899,000       2.2
Oakley, Inc.                                 350,000   Retail                                4,844,000       2.2
Andrx Corp. (a)                              200,000   Pharmaceuticals                       4,808,000       2.2
Wausau-Mosinee Paper Corp.                   350,000   Paper and Forest Products             4,732,000       2.2
PXRE Group, Ltd.                             200,000   Insurance-Property/Casualty           4,714,000       2.2
InterDigital Communications Corp.            225,000   Telecommunications Technology         4,644,000       2.1
Harmony Gold Mining Co., Ltd. (ADR)          275,000   Metals                                4,463,250       2.0
CONSOL Energy, Inc. (b)(c)(d)                200,000   Other Energy                          4,403,000       2.0
Shire Pharmaceuticals Group PLC (ADR)(a)     150,000   Pharmaceuticals                       4,357,500       2.0
Standard Motor Products, Inc.                350,000   Parts and Distribution                4,252,500       1.9
TriQuint Semiconductor, Inc. (a)             600,000   Semiconductors                        4,242,000       1.9
Agilysys, Inc.                               362,900   Parts and Component Distribution      4,046,335       1.9
Alpharma, Inc. (Class A)                     200,000   Pharmaceuticals                       4,020,000       1.8
Methode Electronics, Inc. (Class A)          322,000   Parts and Component Distribution      3,938,060       1.8
Perrigo Co.                                  250,000   Pharmaceuticals                       3,930,000       1.8
Stride Rite Corp.                            325,000   Retail                                3,698,500       1.7
Tsakos Energy Navigation, Ltd.               200,000   Other Autos and Transportation        3,690,000       1.7
Ryder System, Inc.                           100,000   Shipping and Trucking                 3,415,000       1.6
Protective Life Corp.                        100,000   Insurance-Life                        3,384,000       1.6
Banknorth Group, Inc.                        100,000   Banking                               3,253,000       1.5
Lubrizol Corp.                               100,000   Chemicals                             3,252,000       1.5
Bob Evans Farms, Inc.                        100,000   Restaurants                           3,246,000       1.5
Fieldstone Investment Corp. (b)(c)(d)        183,100   REITS                                 3,066,925       1.4
Colonial BancGroup, Inc.                     175,000   Banking                               3,031,000       1.4
Parametric Technology Corp. (a)              750,000   Software                              2,955,000       1.4
Newport Corp. (a)                            175,000   Semiconductor Capital Equipment       2,892,750       1.3
Urstadt Biddle Properties (Class A)          200,000   REITS                                 2,830,000       1.3
Sappi, Ltd. (ADR)                            200,000   Paper and Forest Products             2,734,000       1.2
Winston Hotels, Inc.                         225,000   REITS                                 2,295,000       1.1
Apogee Enterprises, Inc.                     200,000   Building Products                     2,270,000       1.0
Orthovita, Inc. (a)                          642,857   Biotechnology                         2,063,571       0.9
Axcelis Technologies, Inc. (a)               200,000   Semiconductor Capital Equipment       2,044,000       0.9
Weis Markets, Inc.                            50,000   Retail                                1,815,000       0.8
Introgen Therapeutics, Inc. (a)              214,285   Biotechnology                         1,812,851       0.8
Steel Technologies, Inc.                     100,000   Metals                                1,769,000       0.8
De Rigo S.p.A. (ADR)                         333,000   Retail                                1,665,000       0.8
Volume Services America Holdings, Inc.       100,000   Foods and Food Products               1,665,000       0.8
Universal Display Corp. (a)                   20,000   Other Technology                        273,400       0.1
                                                                                          ------------      ----
TOTAL COMMON STOCKS (Cost $162,678,895)                                                   $205,937,292      94.0%

12 Annual Report

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE PLUS FUND [cont'd]
--------------------------------------------------------------------------------
                                                                      Percent of
WARRANTS                          Shares       Industry       Value   Net Assets
--------------------------------------------------------------------------------
Orthovita, Inc. (a)(b)(c)         128,572   Biotechnology   $73,775      0.0%
                                                            -------      ----
TOTAL WARRANTS (Cost $138,462)                              $73,775      0.0%
--------------------------------------------------------------------------------

                                            Par                                          Percent of
SHORT-TERM INVESTMENTS                     Amount     Coupon   Maturity      Value       Net Assets
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                     $14,000,000     N/A    01/22/04   $ 13,993,204       6.4%

TIME DEPOSITS (+)
Brown Brothers Harriman 0.35%             4,997,194     N/A                  4,997,194       2.3
                                                                          ------------     -----
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,990,707)                                                        $ 18,990,398       8.7%
                                                                          ------------     -----
TOTAL INVESTMENTS (Cost $181,808,064) .................................   $225,001,465     102.7%
Other assets and liabilities, net .....................................     (6,019,207)     (2.7)
                                                                          ------------     -----
TOTAL NET ASSETS ......................................................   $218,982,258     100.0%
                                                                          ============     =====

(a)  Non-income producing security.
(b) Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(c) Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(d)  Restricted security. See Note 2(j) in Notes to Financial Statements.
(+) Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.
ADR  - American Depository Receipt.

INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Plus Fund's investment concentration based on net assets, by industry, as of December 31, 2003, was as follows:

Foods and Food Products ...........   8.0%
Retail ............................   8.0
Pharmaceuticals ...................   7.8
Metals ............................   5.5
Biotechnology .....................   4.3
Software ..........................   4.1
Insurance-Life ....................   3.9
Chemicals .........................   3.8
REITS .............................   3.8
Parts and Component Distribution ..   3.7
Business Service ..................   3.5
Paper and Forest Products .........   3.4
Healthcare Services ...............   3.3
Banking ...........................   2.9
Oil Services and Equipment ........   2.7
IT Services .......................   2.5
Computer and Peripherals ..........   2.4
Semiconductor Capital Equipment ...   2.2
Communications Equipment ..........   2.2
Insurance-Property/Casualty .......   2.2
Telecommunications Technology .....   2.1
Other Energy ......................   2.0
Parts and Distribution ............   1.9
Semiconductors ....................   1.9
Other Autos and Transportation ....   1.7
Shipping and Trucking .............   1.6
Restaurants .......................   1.5
Building Products .................   1.0
Other Technology ..................   0.1

The accompanying Notes to Financial Statements are an integral part of this Schedule.


                                                            December 31, 2003 13

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------

                                                                                                   Percent of
COMMON STOCKS                              Shares             Industry                   Value     Net Assets
-------------------------------------------------------------------------------------------------------------
Great Lakes Chemical Corp.               2,400,000   Chemicals                       $65,256,000      3.0%
BearingPoint, Inc. (a)                   6,300,000   Business Services                63,567,000      2.9
InterDigital Communications Corp. (b)    2,577,147   Telecommunications Technology    53,192,314      2.4
Novell, Inc. (a)                         5,000,000   Software                         52,600,000      2.4
UTStarcom, Inc. (a)                      1,000,000   Communications Equipment         37,070,000      1.7
NABI Biopharmaceuticals (a)(b)           2,500,000   Pharmaceuticals                  31,775,000      1.5
Alpharma, Inc. (Class A)                 1,500,000   Pharmaceuticals                  30,150,000      1.4
Discovery Laboratories, Inc. (a)(b)      2,784,256   Biotechnology                    29,206,845      1.3
Borland Software Corp. (a)               2,500,000   Software                         24,325,000      1.1
Andrx Corp. (a)                          1,000,000   Pharmaceuticals                  24,040,000      1.1
Harvest Natural Resources, Inc. (a)(b)   2,365,800   Exploration and Production       23,539,710      1.1
CONSOL Energy, Inc. (d)(e)(f)            1,000,000   Other Energy                     22,015,000      1.0
Forest Oil Corp.                           750,000   Exploration and Production       21,427,500      1.0
AmerUs Group Co.                           600,000   Insurance-Life                   20,982,000      1.0
Dynegy, Inc. (Class A)                   4,750,000   Natural Gas Pipelines            20,330,000      0.9
Sensient Technologies Corp.              1,000,000   Chemicals                        19,770,000      0.9
Fieldstone Investment Group (d)(e)(f)    1,098,600   REITS                            18,401,550      0.8
Regis Corp.                                460,300   Retail                           18,191,056      0.8
Alliance Semiconductor Corp. (a)(b)      2,500,000   Semiconductors                   17,775,000      0.8
AMERCO (a)                                 826,300   Services                         17,765,450      0.8
URS Corp. (a)                              700,000   Engineering and Construction     17,507,000      0.8
Agrium, Inc.                             1,000,000   Chemicals                        16,460,000      0.8
Harmony Gold Mining Co., Ltd. (ADR)      1,000,000   Metals                           16,230,000      0.7
Alliance Alantis Communications, Inc.
   (Class B) (a)                         1,000,000   Radio, TV and Cable              15,320,000      0.7
John B. Sanfilippo & Son, Inc. (a)(b)      300,000   Foods and Food Products          15,312,000      0.7
Covansys Corp. (a)(b)                    1,350,000   IT Services                      14,850,000      0.7
MAPICS, Inc. (a)(b)                      1,126,900   Software                         14,751,121      0.7
Humana, Inc. (a)                           591,500   Healthcare Services              13,515,775      0.6
Service Corporation International (a)    2,500,000   Other Consumer Discretionary     13,475,000      0.6
JAKKS Pacific, Inc. (a)                  1,000,000   Retail                           13,160,000      0.6
Presidential Life Corp.                  1,000,000   Insurance-Life                   13,160,000      0.6
FuelCell Energy, Inc. (a)                1,000,000   Alternative Energy               13,000,000      0.6
Spinnaker Exploration Co. (a)              400,000   Exploration and Production       12,908,000      0.6
Associated Bank-Corp.                      300,000   Banking                          12,795,000      0.6
Aphton Corp. (a)(b)                      2,120,145   Biotechnology                    12,720,870      0.6
OrthoLogic Corp. (a)(b)                  2,065,000   Medical Equipment                12,658,450      0.6
Gentiva Health Services, Inc. (a)        1,000,000   Pharmaceuticals                  12,640,000      0.6
Endocardial Solutions, Inc. (a)(b)       1,750,000   Medical Equipment                12,600,000      0.6
Tommy Hilfiger Corp. (a)                   850,000   Retail                           12,588,500      0.6
Beverly Enterprises, Inc. (a)            1,460,000   Healthcare Services              12,541,400      0.6
Sterling Financial Corp. (a)               365,200   Banking                          12,500,796      0.6
Hecla Mining Co. (a)                     1,500,500   Metals                           12,439,145      0.6
Willbros Group, Inc. (a)                 1,025,000   Oil Services and Equipment       12,320,500      0.6
Analogic Corp.                             300,000   Other Technology                 12,300,000      0.6
InFocus Corp. (a)                        1,254,300   Computers and Peripherals        12,141,624      0.6
Nuevo Energy Co. (a)                       500,000   Exploration and Production       12,085,000      0.6
IKON Office Solutions, Inc.              1,000,000   Business Services                11,860,000      0.5
Genecor International, Inc. (a)            750,000   Biotechnology                    11,812,500      0.5
WatchGuard Technologies, Inc. (a)(b)     2,000,000   Electronic Commerce              11,640,000      0.5
Wackenhut Corrections Corp. (a)(b)         505,400   Services                         11,523,120      0.5
Henry Schein, Inc. (a)                     170,400   Medical Supplies                 11,515,632      0.5
Kingsway Financial Services, Inc. (a)    1,000,000   Insurance-Property/Casualty      11,340,000      0.5
Global-Tech Appliances, Inc. (a)(b)      1,200,000   Retail                           10,428,000      0.5
Galyan's Trading Co. (b)                   862,700   Retail                           10,386,908      0.5
FreeMarkets, Inc. (a)                    1,543,300   Software                         10,324,677      0.5
Priceline.com, Inc. (a)                    550,000   Retail                            9,845,000      0.5
Vesta Insurance Group, Inc. (b)          2,500,000   Insurance-Property/Casualty       9,625,000      0.4
Computer Network Technology Corp. (a)    1,000,000   Computers and Peripherals         9,540,000      0.4
PXRE Group, Ltd.                           400,000   Insurance-Property/Casualty       9,428,000      0.4
Hampshire Group, Ltd. (a)(b)               300,000   Retail                            9,411,000      0.4
CINAR Corp. (Class B) (a)(b)             2,592,500   Education                         9,358,925      0.4
Cambior, Inc. (a)                        3,000,000   Metals                            9,300,000      0.4
Marten Transport, Ltd. (a)(b)              600,000   Shipping and Trucking             9,228,000      0.4
Sangetsu Company, Ltd. (c)                 479,000   International                     9,117,850      0.4
Capital Corp of the West (a)               228,690   Banking                           9,065,272      0.4
Rite Aid Corp. (a)                       1,500,000   Retail                            9,060,000      0.4
PSS World Medical, Inc. (a)                750,000   Healthcare Services               9,052,500      0.4

14 Annual Report

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                              Percent of
COMMON STOCKS                                      Shares                 Industry                  Value     Net Assets
------------------------------------------------------------------------------------------------------------------------
Adaptec, Inc. (a)                                 1,000,000   Parts and Component Distribution   $8,830,000      0.4%
Quovadx, Inc. (a)(b)                              1,775,100   Health Information Technology       8,697,990      0.4
Fukuda Denshi Co., Ltd. (c)                         400,000   International                       8,435,196      0.4
K2, Inc. (a)                                        550,000   Leisure                             8,365,500      0.4
Kincross Gold Corp. (a)                           1,000,000   Metals                              7,990,000      0.4
Department 56, Inc. (a)                             600,000   Retail                              7,860,000      0.4
Sycamore Networks, Inc. (a)                       1,500,000   Communications Equipment            7,860,000      0.4
SITEL Corp. (a)                                   3,350,600   Business Services                   7,806,898      0.4
Buca, Inc. (a)(b)                                 1,137,570   Restaurants                         7,746,852      0.4
Powerwave Technologies, Inc. (a)                  1,000,000   Communications Equipment            7,650,000      0.3
Badger Meter, Inc. (b)                              200,000   Electrical Equipment                7,630,000      0.3
InterTAN, Inc. (a)                                  750,000   Retail                              7,590,000      0.3
Checkpoint Systems, Inc. (a)                        400,000   Other Technology                    7,564,000      0.3
Home Federal Bancorp (b)                            268,250   Banking                             7,559,285      0.3
Zomax, Inc. (a)                                   1,506,000   IT Services                         7,514,940      0.3
PLATO Learning, Inc. (a)                            711,500   Education                           7,506,325      0.3
MAF Bancorp, Inc.                                   177,750   Banking                             7,447,725      0.3
Knight Trading Group, Inc. (a)                      500,000   Specialty Finance                   7,320,000      0.3
Enesco Group, Inc. (a)                              700,000   Retail                              7,224,000      0.3
Industrial & Financial Systems (Class B)
   (a)(b)(c)                                      6,000,000   Software                            7,213,042      0.3
Allied Defense Group, Inc. (a)(b)                   300,000   Aerospace                           7,173,000      0.3
Oil-Dri Corporation of America (b)                  450,000   Chemicals                           7,159,500      0.3
Riken Vitamin Company, Ltd. (c)                     500,000   International                       6,998,227      0.3
Boston Communications Group, Inc. (a)               750,000   Telecommunications Technology       6,967,500      0.3
AmericanWest Bancorp. (a)                           301,914   Banking                             6,883,632      0.3
CNS, Inc. (a)                                       500,000   Other Consumer Staples              6,850,000      0.3
PetroKazakhstan, Inc. (Class A) (a)                 300,000   Exploration & Production            6,753,000      0.3
Anacomp, Inc. (Class A) (a)                         300,000   Business Services                   6,750,000      0.3
Midwest Air Group, Inc. (a)(b)                    1,600,000   Air Transportation                  6,736,000      0.3
Western Silver Corp. (a)                          1,250,400   Metals                              6,602,112      0.3
Stelmar Shipping, Ltd. (a)                          300,800   Shipping and Trucking               6,575,488      0.3
Access Pharmaceuticals, Inc. (a)(b)               1,253,400   Pharmaceuticals                     6,567,816      0.3
PAREXEL International Corp. (a)                     400,000   Healthcare Services                 6,504,000      0.3
Barrett Business Services, Inc. (a)(b)              500,000   Business Services                   6,490,000      0.3
Exponent, Inc. (a)                                  300,000   Business Services                   6,420,000      0.3
RehabCare Group, Inc. (a)                           300,000   Healthcare Services                 6,378,000      0.3
Ionics, Inc. (a)                                    200,000   Engineering and Construction        6,370,000      0.3
Chronimed, Inc. (a)(b)                              750,000   Medical Supplies                    6,360,000      0.3
Duckwall-ALCO Stores, Inc. (a)(b)(d)                400,000   Retail                              6,280,000      0.3
Scottish Annuity & Life Holdings, Ltd.              302,000   Insurance-Life                      6,275,560      0.3
Fuji Pharmaceutical Company, Ltd. (c)               500,000   International                       6,158,440      0.3
Discovery Partners International (a)              1,000,000   Biotechnology                       6,150,000      0.3
Kendle International, Inc. (a)                      968,900   Healthcare Services                 6,142,826      0.3
Cross Country Healthcare, Inc. (a)                  407,800   Business Services                   6,084,376      0.3
Saucony, Inc. (Class B)                             350,000   Retail                              6,065,500      0.3
High River Gold Mines, Ltd. (a)                   4,000,000   Metals                              6,040,000      0.3
Lifecore Biomedical, Inc. (a)(b)                  1,000,000   Medical Supplies                    6,020,000      0.3
Isolagen, Inc. (a)(b)                             1,074,100   Biotechnology                       6,014,960      0.3
Lantronix, Inc. (a)(b)                            5,000,000   Computers and Peripherals           5,850,000      0.3
Stifel Financial Corp. (a)                          300,000   Specialty Finance                   5,850,000      0.3
OSI Systems, Inc. (a)                               300,000   Defense                             5,763,000      0.3
RCM Technologies, Inc. (a)(b)                       780,100   IT Services                         5,749,337      0.3
Ashworth, Inc. (a)(b)                               700,000   Retail                              5,649,000      0.3
Sunterra Corp. (a)                                  500,000   Leisure                             5,550,000      0.3
Gateway, Inc. (a)                                 1,200,000   Computers and Peripherals           5,520,000      0.3
Comfort Systems USA, Inc. (a)                     1,000,000   Business Services                   5,480,000      0.2
Independent Bank Corp.                              189,500   Banking                             5,461,390      0.2
Culp, Inc. (a)                                      500,000   Other Materials and Processes       5,450,000      0.2
Teikoku Hormone Manufacturing Company, Ltd. (c)     700,000   International                       5,362,508      0.2
Genitope Corp. (a)                                  575,000   Biotechnology                       5,278,500      0.2
First State Bancorp.                                150,000   Banking                             5,212,500      0.2
On Assignment, Inc. (a)                           1,000,000   Business Services                   5,210,000      0.2
CEVA, Inc. (a)                                      500,000   Software                            5,200,000      0.2
Optimal Robotics Corp. (Class A) (a)                650,000   Other Producer Durables             5,193,500      0.2
Dollar Thrifty Automotive Group, Inc. (a)           200,000   Leisure                             5,188,000      0.2
Callon Petroleum Co. (a)(b)                         500,000   Exploration and Production          5,185,000      0.2
NVE Corp. (a)                                       100,000   Parts and Component Distribution    5,130,000      0.2

                                                            December 31, 2003 15

Schedule of Investments                                       December 31, 2003
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                          Percent of
COMMON STOCKS                                      Shares                Industry               Value     Net Assets
--------------------------------------------------------------------------------------------------------------------
CHC Helicopter Corp. (Class A)                     200,000   Oil Services and Equipment      $5,074,000      0.2%
NATCO Group, Inc. (Class A) (a)(b)                 667,200   Oil Services and Equipment       5,064,048      0.2
Sypris Solutions, Inc.                             300,000   Contract Manufacturing           5,043,000      0.2
Nissui Pharmaceutical Co., Ltd. (b)(c)(d)          938,000   International                    4,953,886      0.2
Copart, Inc. (a)                                   300,000   Parts and Distribution           4,950,000      0.2
Lionbridge Technologies, Inc. (a)                  500,000   IT Services                      4,805,000      0.2
Deb Shops, Inc.                                    221,000   Retail                           4,751,500      0.2
Analysts International Corp. (a)(b)              1,400,000   IT Services                      4,718,000      0.2
Commonwealth Industries, Inc. (b)                  465,200   Metals                           4,670,608      0.2
Horipro, Inc. (b)(c)                               720,000   International                    4,669,217      0.2
Building Materials Holding Corp.                   300,000   Building Products                4,659,000      0.2
Stamps.com, Inc. (a)                               750,000   Electronic Commerce              4,650,000      0.2
Plains Exploration & Production Co. (a)            300,000   Exploration and Production       4,617,000      0.2
Medwave, Inc. (a)(b)                               800,000   Medical Equipment                4,600,000      0.2
Ryan's Family Steak Houses, Inc. (a)               300,000   Restaurants                      4,542,000      0.2
Shiloh Industries, Inc. (a)                        700,200   Metals                           4,411,260      0.2
Copper Mountain Networks, Inc. (a)(b)              400,000   Communications Equipment         4,308,000      0.2
Meadowbrook Insurance Group, Inc. (a)            1,000,000   Insurance-Property/Casualty      4,230,000      0.2
National Home Health Care Corp. (a)(b)             441,000   Healthcare Services              4,189,500      0.2
SPAR Group, Inc. (a)(b)(d)                       1,300,000   Business Services                4,160,000      0.2
Gundle/SLT Environmental, Inc. (a)                 200,000   Engineering and Construction     4,152,000      0.2
Harris Interactive, Inc. (a)                       500,000   IT Services                      4,150,000      0.2
Superior Consultant Holdings Corp. (a)(b)        1,000,000   Health Information Technology    4,130,000      0.2
Therasense, Inc. (a)                               200,000   Medical Equipment                4,060,000      0.2
Met-Pro Corp.                                      250,800   Waste Management                 4,050,420      0.2
Compex Technologies, Inc. (a)                      480,000   Medical Equipment                4,012,800      0.2
Hanover Foods Corp. (Class A) (a)(d)                49,500   Foods and Food Products          4,009,500      0.2
Trover Solutions, Inc. (a)(b)                      603,000   Healthcare Services              3,997,890      0.2
IPC Holdings, Ltd.                                 100,000   Insurance-Property/Casualty      3,894,000      0.2
SeaChange International, Inc. (a)                  250,000   Communications Equipment         3,850,000      0.2
Yushiro Chemical Industry Company, Ltd. (c)        361,000   International                    3,836,699      0.2
Zindart, Ltd. (ADR) (a)(b)                         563,000   Other Consumer Discretionary     3,834,030      0.2
Datalink Corp. (a)(b)                            1,000,000   Communications Equipment         3,790,000      0.2
AirNet Systems, Inc. (a)(b)                      1,000,000   Air Transportation               3,770,000      0.2
Third Wave Technologies (a)                        819,800   Biotechnology                    3,730,090      0.2
Maezawa Kasei Industries Company, Ltd. (c)         294,100   International                    3,677,279      0.2
Metrocall Holdings, Inc. (a)                        50,000   Telecommunications Technology    3,650,000      0.2
Senesco Technologies, Inc. (a)(b)                1,100,000   Biotechnology                    3,641,000      0.2
MAIR Holdings, Inc. (a)                            500,000   Air Transportation               3,640,000      0.2
Northwest Pipe Co. (a)                             263,501   Metals                           3,509,833      0.2
Novamerican Steel, Inc. (a)(d)                     258,400   Metals                           3,509,072      0.2
Air Methods Corp. (a)                              389,300   Air Transportation               3,495,914      0.2
Digitas, Inc. (a)                                  369,966   Business Services                3,448,083      0.2
Asia Pacific Wire & Cable Corporation,
   Ltd. (a)(b)(d)                                1,137,300   Electrical Equipment             3,411,900      0.2
Shaw Group, Inc. (a)                               250,000   Engineering and Construction     3,405,000      0.2
Tier Technologies, Inc. (Class B) (a)              413,509   IT Services                      3,378,369      0.2
Captaris, Inc. (a)                                 600,200   Software                         3,373,124      0.2
Aastra Technologies, Ltd. (a)                      255,700   Telecommunications Technology    3,365,012      0.2
Core Laboratories N.V. (a)                         200,000   Oil Services and Equipment       3,338,000      0.2
Summit Bank Corp. (b)                              200,000   Banking                          3,260,000      0.1
MatrixOne, Inc. (a)                                512,100   Software                         3,154,536      0.1
Kennedy-Wilson, Inc. (a)(b)                        500,000   Specialty Finance                3,105,000      0.1
Silicon Graphics, Inc. (a)                       2,250,000   Computers and Peripherals        3,082,500      0.1
Oppenheimer Holdings, Inc. (Class A)                90,000   Specialty Finance                3,049,200      0.1
Ramco Energy PLC (c)                               460,000   Oil Services and Equipment       3,047,822      0.1
Hancock Fabrics, Inc.                              200,000   Retail                           2,896,000      0.1
Calgon Carbon Corp.                                460,000   Chemicals                        2,856,600      0.1
MEDTOX Scientific, Inc. (a)(b)                     470,000   Other Healthcare                 2,796,500      0.1
Nature's Sunshine Products, Inc.                   315,000   Foods and Food Products          2,661,750      0.1
SRI/Surgical Express, Inc. (a)(b)(d)               425,000   Healthcare Services              2,647,325      0.1
Vascular Solutions, Inc. (a)(b)                    437,500   Medical Supplies                 2,559,375      0.1
4Imprint PLC (b)(c)                              1,363,000   Other Consumer Discretionary     2,507,239      0.1
Fuel-Tech N.V. (a)                                 700,000   Chemicals                        2,485,000      0.1
AP Pharma, Inc. (a)                              1,000,000   Biotechnology                    2,450,000      0.1
Patrick Industries, Inc. (b)                       293,425   Housing                          2,423,691      0.1
Hain Celestial Group, Inc. (a)                     100,000   Foods and Food Products          2,321,000      0.1
Volt Information Sciences, Inc. (a)                100,000   Business Services                2,260,000      0.1

16 Annual Report

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                                                                                                Percent of
COMMON STOCKS                                      Shares                Industry                   Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------
Miller Industries, Inc. (a)                        300,000   Other Autos and Transportation    $    2,253,000       0.1%
Champps Entertainment, Inc. (a)                    300,000   Restaurants                            2,238,000       0.1
Almost Family, Inc. (a)(b)                         250,000   Healthcare Services                    2,237,500       0.1
Smith & Wollensky Restaurant Group, Inc. (a)       347,000   Restaurants                            2,199,980       0.1
Financial Industries Corp.                         154,031   Insurance-Life                         2,171,837       0.1
O.I. Corp. (a)(b)                                  245,900   Other Producer Durables                2,151,379       0.1
Axcelis Technologies, Inc. (a)                     200,000   Semiconductor Capital Equipment        2,044,000       0.1
Moore Medical Corp. (a)(b)                         282,600   Medical Supplies                       2,017,764       0.1
ShoLodge, Inc. (a)(b)(d)                           450,000   Leisure                                2,011,500       0.1
American Physicians Service Group, Inc. (a)(b)     187,200   Specialty Finance                      1,988,064       0.1
PRAECIS Pharmaceuticals, Inc. (a)                  300,005   Pharmaceuticals                        1,932,032       0.1
Merchants and Manufacturers Bancorporation,
   Inc. (d)                                         41,696   Banking                                1,917,993       0.1
Outlook Group Corp. (b)(d)                         380,400   Printing                               1,909,608       0.1
Party City Corp. (a)                               144,000   Retail                                 1,827,360       0.1
Kondotec, Inc. (c)(d)                              368,000   International                          1,802,743       0.1
Sanchez Computer Associates, Inc. (a)              403,000   Software                               1,672,450       0.1
Marcus Corp.                                       100,000   Leisure                                1,640,000       0.1
GameStop Corp. (a)                                 100,000   Retail                                 1,541,000       0.1
Jacuzzi Brands, Inc. (a)                           200,000   Other Producer Durables                1,418,000       0.1
Sino-Forest Corp. (Class A) (a)                    350,000   Paper and Forest Products              1,396,500       0.1
Famous Dave's of America, Inc. (a)                 267,300   Restaurants                            1,258,983       0.1
MFRI, Inc. (a)(b)(d)                               470,000   Other Producer Durables                1,227,640       0.1
HMN Financial, Inc. (b)                             50,000   Banking                                1,214,500       0.1
Aetrium, Inc. (a)(b)                               387,200   Semiconductors                         1,208,064       0.1
Hycor Biomedical, Inc. (a)                         300,000   Biotechnology                          1,170,000       0.1
STAAR Surgical Co. (a)                             100,000   Medical Supplies                       1,126,000       0.1
First Horizon Pharmaceutical Corp. (a)             100,000   Pharmaceuticals                        1,120,000       0.1
MOCON, Inc.                                        122,600   Other Technology                         993,060       0.0
Lattice Semiconductor Corp. (a)                    100,000   Semiconductors                           968,000       0.0
Input/Output, Inc. (a)                             200,000   Other Producer Durables                  902,000       0.0
First Community Bancorp                             22,000   Banking                                  795,080       0.0
Parlex Corp. (a)(d)                                 77,337   Contract Manufacturing                   611,736       0.0
Middelton Doll Co.                                 150,000   REITS                                    556,500       0.0
Macarthur Coal, Ltd. (c)                           314,665   Other Energy                             322,435       0.0
                                                                                               --------------      ----
TOTAL COMMON STOCKS (Cost $1,231,593,371)                                                      $1,919,670,695      87.9%

                                                                                          Percent of
CONVERTIBLE BONDS                             Shares    Coupon   Maturity      Value      Net Assets
----------------------------------------------------------------------------------------------------
Aphton Corp. (b)(d)(e)                      5,000,000    6.00    04/01/08   $12,000,000      0.5%
Parlex Corp. (d)(e)                         1,500,000    7.00    07/28/07     1,483,125      0.1
                                                                            -----------      ---
TOTAL CONVERTIBLE BONDS (Cost $5,716,113)                                   $13,483,125      0.6%

                                                 Par                                             Percent of
SHORT-TERM INVESTMENTS                          Amount     Coupon   Maturity        Value        Net Assets
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills                         $236,000,000     N/A    01/22/04    $  235,883,355      10.8%

TIME DEPOSITS (+)
Brown Brothers Harriman 0.35%                 16,509,779     N/A                $   16,509,779       0.7%
                                                                                --------------     -----
TOTAL SHORT-TERM INVESTMENTS (Cost $252,398,433) ...........................    $  252,393,134      11.5%
                                                                                --------------     -----
TOTAL INVESTMENTS (Cost $1,489,707,917) ....................................    $2,185,546,954     100.0%
Other assets and liabilities, net ..........................................          (283,225)     (0.0)
                                                                                --------------     -----
TOTAL NET ASSETS ...........................................................    $2,185,263,729     100.0%
                                                                                ==============     =====

(a)  Non-income producing security.
(b)  Affiliated company. See Note 9 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d) Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(e) Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(f)  Restricted security. See Note 2(j) in Notes to Financial Statements.
(+) Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2003.
ADR - American Depository Receipt.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                            December 31, 2003 17

Schedule of Investments                                        December 31, 2003
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------
INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Fund's investment concentration based on net assets, by industry, as of December 31, 2003, was as follows:

Retail .............................   6.7%
Business Services ..................   5.9
Software ...........................   5.6
Chemicals ..........................   5.2
Pharmaceuticals ....................   5.1
Biotechnology ......................   4.4
Exploration and Production .........   4.0
Metals .............................   3.5
Banking ............................   3.2
Healthcare Services ................   3.1
Telecommunications Technology ......   3.1
Communications Equipment ...........   3.0
International ......................   2.5
IT Services ........................   2.1
Insurance-Life .....................   2.0
Insurance-Property/Casualty ........   1.8
Computers and Peripherals ..........   1.7
Medical Equipment ..................   1.7
Engineering and Construction .......   1.5
Medical Supplies ...................   1.4
Oil Services and Equipment .........   1.3
Services ...........................   1.3
Foods and Food Products ............   1.1
Leisure ............................   1.1
Other Energy .......................   1.0
Air Transportation .................   0.9
Natural Gas Pipelines ..............   0.9
Other Consumer Discretionary .......   0.9
Other Technology ...................   0.9
Restaurants ........................   0.9
Semiconductors .....................   0.9
Specialty Finance ..................   0.9
REITS ..............................   0.8
Education ..........................   0.7
Electronic Commerce ................   0.7
Radio, TV and Cable ................   0.7
Shipping and Trucking ..............   0.7
Alternative Energy .................   0.6
Health Information Technology ......   0.6
Parts and Component Distribution ...   0.6
Electrical Equipment ...............   0.5
Other Producer Durables ............   0.5
Aerospace ..........................   0.3
Defense ............................   0.3
Other Consumer Staples .............   0.3
Other Materials and Processes ......   0.2
Building Products ..................   0.2
Contract Manufacturing .............   0.2
Parts and Distribution .............   0.2
Waste Management ...................   0.2
Housing ............................   0.1
Other Autos and Transportation .....   0.1
Other Healthcare ...................   0.1
Semiconductor Capital Equipment ....   0.1
Paper and Forest Products ..........   0.1
Printing ...........................   0.1

The accompanying Notes to Financial Statements are an integral part of this Schedule.

18  Annual Report

Statements of Assets and Liabilities                           December 31, 2003
--------------------------------------------------------------------------------

                                                                              SELECT VALUE    VALUE PLUS        VALUE
                                                                                  FUND           FUND            FUND
                                                                              ------------   ------------   --------------
ASSETS:
   Investments in securities, at cost .....................................    $64,338,682   $181,808,064   $1,489,707,917
                                                                               ===========   ============   ==============
   Investments in securities, at value ....................................    $75,634,982   $225,001,465   $2,185,546,954
   Foreign currency, at value (cost $91,381) ..............................             --             --           91,881
   Receivable for securities sold .........................................             --      1,562,313        6,477,054
   Accrued dividends and interest .........................................         88,953        101,099        1,061,670
   Deposits with broker for futures .......................................             --      1,225,000        7,000,000
   Net receivable for variation margin on futures contracts ...............             --        238,000        1,360,000
   Prepaid expenses .......................................................          1,426          5,279           88,868
                                                                               -----------   ------------   --------------
      Total Assets ........................................................     75,725,361    228,133,156    2,201,626,427
                                                                               -----------   ------------   --------------
LIABILITIES:
   Written options (premiums $1,245,149) ..................................             --             --        1,367,200
   Payable for securities purchased .......................................             --      8,864,698       14,452,993
   Distributions payable ..................................................             --        219,767               --
   Accrued expenses .......................................................         46,871         66,433          542,505
                                                                               -----------   ------------   --------------
      Total Liabilities ...................................................         46,871      9,150,898       16,362,698
                                                                               -----------   ------------   --------------
TOTAL NET ASSETS ..........................................................    $75,678,490   $218,982,258   $2,185,263,729
                                                                               ===========   ============   ==============
NET ASSETS CONSIST OF:
   Paid in capital ........................................................    $66,289,043   $184,145,647   $1,430,911,316
   Accumulated undistributed (distribution in excess of) net
      investment income (loss) ............................................        (39,761)       (48,204)        (142,068)
   Accumulated undistributed net realized gains (losses) on investments ...     (1,867,092)    (7,933,329)      61,259,716
   Net unrealized appreciation (depreciation) on investments ..............     11,296,300     42,818,144      693,234,765
                                                                               -----------   ------------   --------------
TOTAL NET ASSETS ..........................................................    $75,678,490   $218,982,258   $2,185,263,729
                                                                               ===========   ============   ==============
   Shares outstanding, $.001 par value (100,000,000; 100,000,000
      and 150,000,000 shares authorized, respectively) ....................      3,753,070      9,290,960       42,731,102
                                                                               ===========   ============   ==============
NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE ................................................    $     20.16   $      23.57   $        51.14
                                                                               ===========   ============   ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                            December 31, 2003 19

Statements of Operations                    For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                 SELECT VALUE    VALUE PLUS      VALUE
                                                                     FUND           FUND          FUND
                                                                 ------------   -----------   ------------
INVESTMENT INCOME:
   Dividends .................................................    $   841,869   $ 1,687,520   $  7,243,972
   Interest ..................................................         48,471        81,743      1,614,679
   Foreign tax withholding ...................................             --            --        (75,879)
   Securities lending income .................................             --            --         35,783
                                                                  -----------   -----------   ------------
      Total investment income ................................        890,340     1,769,263      8,818,555
                                                                  -----------   -----------   ------------
EXPENSES:
   Management fees ...........................................        435,387       744,869     10,240,274
   Distribution fees .........................................        145,129       266,023      3,309,875
   Transfer agent fees .......................................        111,933       206,966      2,287,610
   Fund accounting fees ......................................         21,880        38,044        478,084
   Custodian fees ............................................         11,407        14,629        141,514
   Printing and communication fees ...........................          2,153         8,351         71,044
   Postage fees ..............................................         16,403        18,695        182,539
   Legal fees ................................................          2,166        10,684        122,223
   Registration fees .........................................         35,628        35,258         59,494
   Directors' fees ...........................................         22,284        24,033        117,452
   Audit fees ................................................         26,280        32,223         65,386
   Insurance fees ............................................         19,319        18,515        313,237
   Other operating expenses ..................................          5,504         6,311         44,243
                                                                  -----------   -----------   ------------
      Total expenses .........................................        855,473     1,424,601     17,432,975
                                                                  -----------   -----------   ------------
NET INVESTMENT INCOME (LOSS) .................................         34,867       344,662     (8,614,420)
                                                                  -----------   -----------   ------------
REALIZED & UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on:
      Long positions .........................................      1,091,614     8,391,074    213,057,689
      Futures contracts ......................................             --      (232,331)   (13,259,022)
   Net increase in unrealized appreciation on:
      Long positions .........................................     16,969,157    41,908,321    556,503,286
      Written covered call options ...........................             --            --       (122,051)
                                                                  -----------   -----------   ------------
TOTAL REALIZED & UNREALIZED GAINS
   ON INVESTMENTS ............................................     18,060,771    50,067,064    756,179,902
                                                                  -----------   -----------   ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................................    $18,095,638   $50,411,726   $747,565,482
                                                                  ===========   ===========   ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

20 Annual Report

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 SELECT VALUE FUND                VALUE PLUS FUND
                                                           -----------------------------   -----------------------------
                                                             Year Ended      Year Ended      Year Ended      Year Ended
                                                           Dec. 31, 2003   Dec. 31, 2002   Dec. 31, 2003   Dec. 31, 2002
                                                           -------------   -------------   -------------   -------------
FROM INVESTMENT OPERATIONS:
   Net investment income ...............................   $     34,867    $    118,169    $    344,662    $    493,263
   Net realized gains (losses) on investments ..........      1,091,614      (2,957,355)      8,158,743       3,587,633
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments ....................     16,969,157      (9,274,522)     41,908,321      (9,414,190)
                                                           ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets resulting
         from operations ...............................     18,095,638     (12,113,708)     50,411,726      (5,333,294)
                                                           ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................        (46,943)       (127,175)       (346,904)       (517,928)
                                                           ------------    ------------    ------------    ------------
      Total distributions to shareholders ..............        (46,943)       (127,175)       (346,904)       (517,928)
                                                           ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued .........................     32,147,077      82,057,629     182,399,882      41,790,467
   Distributions reinvested ............................         44,349         123,806         237,908         390,790
   Cost of shares redeemed .............................    (30,829,159)    (43,135,508)    (71,377,089)    (38,730,177)
      Net increase in net assets derived from capital
         transactions ..................................      1,362,267      39,045,927     111,260,701       3,451,080
                                                           ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................     19,410,962      26,805,044     161,325,523      (2,400,142)

NET ASSETS AT THE BEGINNING OF THE PERIOD ..............     56,267,528      29,462,484      57,656,735      60,056,877
                                                           ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF THE PERIOD ....................   $ 75,678,490    $ 56,267,528    $218,982,258    $ 57,656,735
                                                           ============    ============    ============    ============
DISTRIBUTION IN EXCESS OF
   NET INVESTMENT INCOME ...............................   $    (39,761)   $    (27,685)   $    (48,204)   $    (31,711)
                                                           ============    ============    ============    ============

                                                                    VALUE FUND
                                                          ------------------------------
                                                            Year Ended      Year Ended
                                                          Dec. 31, 2003    Dec. 31, 2002
                                                          --------------   -------------
FROM INVESTMENT OPERATIONS:
   Net investment loss ................................   $   (8,614,420)  $  (5,048,167)
   Net realized gains on investments ..................      199,798,667      39,441,733
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments ...................      556,381,235    (162,917,630)
                                                          --------------   -------------
      Net increase (decrease) in net assets resulting
         from operations ..............................      747,565,482    (128,524,064)
                                                          --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments ..................      (97,130,499)    (43,875,604)
                                                          --------------   -------------
      Total distributions to shareholders .............      (97,130,499)    (43,875,604)
                                                          --------------   -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ........................    1,013,880,517     272,858,232
   Distributions reinvested ...........................       92,465,384      41,575,325
   Cost of shares redeemed ............................     (495,270,716)   (311,495,607)
                                                          --------------   -------------
      Net increase in net assets derived from capital
         transactions .................................      611,075,185       2,937,950
                                                          --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............    1,261,510,168    (169,461,718)

NET ASSETS AT THE BEGINNING OF THE PERIOD .............      923,753,561   1,093,215,279
                                                          --------------   -------------
NET ASSETS AT THE END OF THE PERIOD ...................   $2,185,263,729   $ 923,753,561
                                                          ==============   =============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT LOSS ................................   $     (142,068)  $    (118,121)
                                                          ==============   =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                            December 31, 2003 21

Financial Highlights
--------------------------------------------------------------------------------
SELECT VALUE FUND
--------------------------------------------------------------------------------

                                                                                   For the year ended December 31,
                                                                   ---------------------------------------------------------
                                                                     2003      2002       2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ...........................   $ 14.87   $ 17.30    $ 15.03        $ 11.73        $11.94
Income (loss) from investment operations:
   Net investment income .......................................      0.01      0.03       0.08           0.17          0.17
   Net realized and unrealized gains (losses) on investments ...      5.29     (2.43)      2.37           3.41          0.04
                                                                   -------   -------    -------        -------        ------
      Total income (loss) from investment operations ...........      5.30     (2.40)      2.45           3.58          0.21
Less distributions from:
   Net investment income .......................................     (0.01)    (0.03)     (0.02)         (0.14)        (0.17)
   Net realized gains on investments ...........................        --        --      (0.16)         (0.14)        (0.25)
                                                                   -------   -------    -------        -------        ------
      Total distributions ......................................     (0.01)    (0.03)     (0.18)         (0.28)        (0.42)
                                                                   -------   -------    -------        -------        ------
Net asset value, end of period .................................   $ 20.16   $ 14.87    $ 17.30        $ 15.03        $11.73
                                                                   =======   =======    =======        =======        ======
TOTAL RETURN ...................................................     35.66%   (13.85)%    16.43%         30.63%         1.95%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ....................   $75,678   $56,268    $29,462        $10,947        $7,118
   Percentage of operating expenses before interest
      expense to average net assets ............................      1.47%     1.46%      1.48%/(1)/     1.22%/(1)/    0.72%/(1)/
   Percentage of interest expense to average net assets ........        --        --         --           0.00%         0.02%

   Percentage of net investment income to average net assets ...      0.06%     0.21%      0.78%          1.42%         1.38%
   Portfolio turnover rate .....................................        47%       39%       108%           120%          160%

/(1)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000 and 1999 would have been 1.93%, 2.45% and 2.58%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22 Annual Report

Financial Highlights
--------------------------------------------------------------------------------
VALUE PLUS FUND
--------------------------------------------------------------------------------

                                                                                For the year ended December 31,
                                                                   ---------------------------------------------------
                                                                     2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ...........................   $  15.39   $ 16.12    $ 12.11    $ 13.57    $ 13.80
Income (loss) from investment operations:
   Net investment income .......................................       0.06      0.12       0.18       0.25       0.46
   Net realized and unrealized gains (losses) on investments ...       8.17     (0.73)      4.01      (1.42)     (0.25)
                                                                   --------   -------    -------    -------    -------
      Total income (loss) from investment operations ...........       8.23     (0.61)      4.19      (1.17)      0.21
Less distributions from:
   Net investment income .......................................      (0.05)    (0.12)     (0.18)     (0.29)     (0.44)
   Net realized gains on investments ...........................         --        --         --         --         --
                                                                   --------   -------    -------    -------    -------
      Total distributions ......................................      (0.05)    (0.12)     (0.18)     (0.29)     (0.44)
                                                                   --------   -------    -------    -------    -------
Net asset value, end of period .................................   $  23.57   $ 15.39    $ 16.12    $ 12.11    $ 13.57
                                                                   ========   =======    =======    =======    =======
TOTAL RETURN ...................................................      53.56%    (3.79)%    34.76%     (8.83)%     1.67%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ....................   $218,982   $57,657    $60,057    $44,352    $87,065
   Percentage of operating expenses before interest
      expense to average net assets ............................       1.34%     1.44%      1.48%      1.36%      1.28%
   Percentage of interest expense to average net assets ........         --        --         --       0.21%      0.11%
   Percentage of net investment income to average net assets ...       0.32%     0.75%      1.27%      1.71%      3.05%
   Portfolio turnover rate .....................................         68%       65%        80%       121%        82%

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                            December 31, 2003 23

Financial Highlights
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------

                                                                                 For the year ended December 31,
                                                                   ----------------------------------------------------------
                                                                      2003        2002        2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ...........................   $    31.46   $  37.25   $    32.98   $  36.50   $    29.29
Income (loss) from investment operations:
   Net investment loss .........................................        (0.20)     (0.17)       (0.10)     (0.18)       (0.21)/(1)/
   Net realized and unrealized gains (losses) on investments ...        22.24      (4.09)        9.57       0.69         7.52
                                                                   ----------   --------   ----------   --------   ----------
      Total income (loss) from investment operations ...........        22.04      (4.26)        9.47       0.51         7.31
Less distributions from:
   Net realized gains on investments ...........................        (2.36)     (1.53)       (5.20)     (4.03)       (0.10)
                                                                   ----------   --------   ----------   --------   ----------
      Total distributions ......................................        (2.36)     (1.53)       (5.20)     (4.03)       (0.10)
                                                                   ----------   --------   ----------   --------   ----------
Net asset value, end of period .................................   $    51.14   $  31.46   $    37.25   $  32.98   $    36.50
                                                                   ==========   ========   ==========   ========   ==========
TOTAL RETURN ...................................................        70.16%    (11.49)%      29.45%      2.03%       25.01%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ....................   $2,185,264   $923,754   $1,093,215   $895,531   $1,195,067
   Percentage of operating expenses before interest
      expense to average net assets ............................         1.28%      1.29%        1.29%      1.22%        1.21%
   Percentage of interest expense to average net assets ........           --         --           --       0.06%        0.13%
   Percentage of net investment loss to average net assets .....        (0.63)%    (0.48)%      (0.29)%    (0.46)%      (0.70)%
   Portfolio turnover rate .....................................           48%        49%          56%        48%          23%

/(1)/ Net investment loss per share is calculated using average shares outstanding.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24 Annual Report

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2003
--------------------------------------------------------------------------------

(1)  Organization

Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, were issued by the Corporation at December 31, 2003.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security's fair price. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Funds' Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; and trading activities and prices of similar securities or financial instruments. At December 31, 2003, 3.4% and 2.5% of the Value Plus and Value Funds' net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2003, the Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2003, the Value Fund recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $21,891,067.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales or some combination thereof, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a Fund's hedging strategy unsuccessful. The Funds had the following open short futures contracts at December 31, 2003:

                                 NUMBER OF   EXPIRATION    UNREALIZED     NOTIONAL
               TYPE              CONTRACTS      DATE         LOSSES         VALUE
     -------------------------   ---------   ----------   -----------   ------------
     Heartland Value Plus Fund
        Russell 2000 Index           (70)    March 2004   $  (375,257)  $ 19,502,000
     Heartland Value Fund
        Russell 2000 Index          (400)    March 2004    (2,484,324)   111,440,000

     (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Value Fund had the following transactions in written covered call options during the year ended December 31, 2003:

                                                 December 31, 2003            25

                                                       NUMBER OF
                                                       CONTRACTS    PREMIUMS
                                                       ---------   ----------
     Balance at January 1, 2003                              --    $       --
     Options written (Novell, Inc., expiration 1/04)     17,090     1,245,149
     Options expired                                         --            --
     Options closed                                          --            --
                                                         ------    ----------
     Balance at December 31, 2003                        17,090    $1,245,149
                                                        ======    ==========

     (i) At December 31, 2003, 3.4% and 4.2% of the Value Plus and Value Funds' net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

     (j) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At December 31, 2003, the Value Plus and Value Funds held restricted securities representing 3.4% and 1.9% of net assets, respectively. The restricted securities held as of December 31, 2003 are identified below:

               SECURITY                     ACQUISITION DATE   ACQUISITION COST    SHARES      FAIR VALUE
     ------------------------------------   ----------------   ----------------   ---------   -----------
     Value Plus Fund
        CONSOL Energy, Inc.                     9/18/03           $ 3,564,000       200,000   $ 4,403,000
        Fieldstone Investment Corp (144A)       11/10/03            2,746,500       183,100     3,066,925

     Value Fund
        CONSOL Energy, Inc.                     9/18/03            17,820,000     1,000,000    22,015,000
        Fieldstone Investment Corp (144A)       11/10/03           16,479,000     1,098,600    18,401,550

     (k) The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     (l) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Corporation has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager to the Funds. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers, total returns prior to this date would have been lower.

     The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, each Fund pays the Fund's distributor, Heartland Investor Services LLC (the "Distributor"), an amount up to 0.25% of the average daily net assets of such Fund, computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the Bisys Group, Inc., and is an affiliate of the Funds' transfer agent and fund accountant, Bisys Fund Services Ohio., Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement.

     From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds' assets to these financial intermediaries.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2003, $280,984 and $142,734 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Early Redemption Fee

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 90 days, were assessed a fee of 1% of the current net asset value of the shares. The fee, which was removed effective May 1, 2003, applied to shares redeemed or exchanged in the order in which they were purchased, was retained by the Funds for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $36,069 and $24,023, respectively, for the period from January 1, 2003 through April 30, 2003. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(5)  Securities Lending

     To generate additional income, each Fund may lend securities in which it is invested pursuant to agreements requiring that the loan be secured by cash or securities issued or guaranteed by the U.S. Government or its agencies equal to at least 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

26   Annual Report

     When cash is received as collateral for securities loaned, the Fund generally invests the collateral in repurchase agreements or securities issued or guaranteed by the U.S. Government or its agencies. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

     There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Corporation to be of good standing and creditworthy under guidelines established by the Funds' Board of Directors and when, in the judgment of the Corporation, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2003, the Funds had no securities on loan.

(6)  Investment Transactions and Income Tax Basis Information

     During the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

                            Cost of       Proceeds
                           Purchases     From Sales
                         ------------   ------------
     Select Value Fund   $ 24,373,716   $ 34,794,225
     Value Plus Fund      171,187,401     67,594,520
     Value Fund           906,134,657    603,092,874

                               Tax           Gross           Gross       Net Tax Unrealized
                             Cost of       Unrealized      Unrealized       Appreciation
           Fund            Investments    Appreciation    Depreciation     On Investments
     --------------------------------------------------------------------------------------
     Select Value Fund   $   64,338,682   $ 12,523,116   $ (1,226,816)      $ 11,296,300
     Value Plus Fund        181,808,064     43,561,777       (368,376)        43,193,401
     Value Fund           1,497,481,418    708,428,550    (20,363,014)       688,065,536

     The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows:

                           Distributions Paid From
                         ---------------------------
                           Ordinary    Net Long-Term   Total Taxable
          Fund              Income     Capital Gains   Distributions
     ---------------------------------------------------------------
     Select Value Fund   $    46,943    $        --     $    46,943
     Value Plus Fund         346,904             --         346,904
     Value Fund           15,016,457     82,114,042      97,130,499

     The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows:

                          Distributions Paid From
                         ------------------------
                         Ordinary   Net Long-Term   Total Taxable
          Fund            Income    Capital Gains   Distributions
     ------------------------------------------------------------
     Select Value Fund   $127,175    $        --     $   127,175
     Value Plus Fund      517,928             --         517,928
     Value Fund           739,077     43,136,527      43,875,604

     As of December 31, 2003 the components of accumulated earnings (deficit) on a tax basis were as follows:

                         Undistributed   Undistributed                 Accumulated                           Total
                           Ordinary        Long-Term     Accumulated   Capital and      Unrealized        Accumulated
          Fund              Income       Capital Gains     Earnings    Other Losses*   Appreciation**      Earnings
     ----------------------------------------------------------------------------------------------------------------
     Select Value Fund    $       399     $        --    $       399   $(1,865,158)    $ 11,296,300     $  9,431,541
     Value Plus Fund            1,019              --          1,019    (8,312,321)      43,193,401       34,882,099
     Value Fund            24,656,472      41,899,714     66,556,186        --          688,067,625      754,623,811

     *The Funds net capital loss carryforwards as of December 31, 2003, which are available to offset future realized gains are noted below. The Funds do not intend to make distributions of future realized capital gains until their Federal income tax capital loss carryforward, if any, is completely utilized.

     Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2003, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $0, $5,877 and $0, respectively.

                                          Expires
                         ------------------------------------------------
           Fund             2007      2008   2009       2010       2011
     --------------------------------------------------------------------
     Select Value Fund   $   --        $--    $--   $1,324,636   $540,522
     Value Plus Fund      8,306,444     --     --       --          --
     Value Fund              --         --     --       --          --

     ** The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

                                                            December 31, 2003 27

(7)  Fund Share Transactions

     For the year ended December 31, 2003, Fund share transactions were as follows:

                                                   SELECT        VALUE
                                                 VALUE FUND    PLUS FUND    VALUE FUND
                                                 ----------   ----------   -----------
     Shares issued                                1,897,433    9,421,864    22,899,532

     Reinvested distributions from net
        investment income & distributions
        from net realized gains on investments        2,222       14,880     1,833,525

     Shares redeemed                             (1,929,634)  (3,892,452)  (11,364,320)
                                                 ----------   ----------   -----------
     Net increase (decrease) in Fund shares         (29,979)   5,544,292    13,368,737
                                                 ==========   ==========   ===========

     For the year ended December 31, 2002, Fund share transactions were as follows:

                                                   SELECT       VALUE
                                                 VALUE FUND   PLUS FUND    VALUE FUND
                                                 ----------   ----------   -----------
     Shares issued                                4,816,815    2,497,746     7,431,572

     Reinvested distributions from net
        investment income & distributions
        from net realized gains on investments        8,275       23,822     1,293,622

     Shares redeemed                             (2,745,451)  (2,499,872)   (8,714,283)
                                                 ----------   ----------   -----------
     Net increase in Fund shares                  2,079,639       21,696        10,911
                                                 ==========   ==========   ===========

(8)  Litigation

     On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. The High-Yield Funds have been in receivership since March 2001. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its funds, directors or officers.

     On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and Co-Portfolio Manager of the Heartland Value Fund; Paul T. Beste, Chief Operating Officer of the Advisor and Vice President of the Corporation; Kevin D. Clark, an officer of the Advisor; certain former officers of the Advisor; a former director of the Corporation; and others.

     The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds' net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other Commission filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

     The complaint does not involve the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of those Funds (other than Mr. Nasgovitz) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint may affect their ability to continue to provide services to the Funds.

(9)  Transactions with Affiliates

     The following companies are "affiliated" (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended December 31, 2003:

                                      Share Balance                            Share Balance                Realized Gains
Security Name                        at Jan. 1, 2003   Purchases    Sales    at Dec. 31, 2003   Dividends      (Losses)
--------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.            1,253,400              0         0       1,253,400         $0       $         0
Aetrium, Inc.                             452,000         76,100   140,900         387,200          0           261,183
AirNet Systems, Inc.                      800,000        403,000   203,000       1,000,000          0        (1,288,238)
Alliance Semiconductor Corp.                    0      2,500,000         0       2,500,000          0                 0
Allied Defense Group, Inc./(3)/           250,000         50,000         0         300,000          0                 0
Almost Family, Inc.                       250,000              0         0         250,000          0                 0
American Physicians Service Group,
   Inc.                                   187,200              0         0         187,200          0                 0
Analysts International Corp.              551,000        849,000         0       1,400,000          0                 0
Aphton Corp.                            2,100,000        384,004   363,859       2,120,145          0        (1,966,889)
Asia Pacific Wire & Cable
   Corporation, Ltd.                    1,137,300              0         0       1,137,300          0                 0
Ashworth, Inc.                            300,000        400,000         0         700,000          0                 0

28 Annual Report

                                            Share Balance                               Share Balance                 Realized Gains
Security Name                              at Jan. 1, 2003    Purchases     Sales     at Dec. 31, 2003    Dividends      (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Badger Meter, Inc.                              200,000               0           0        200,000       $  212,000   $         0
Barrett Business Services, Inc.                 500,000               0           0        500,000                0             0
Buca, Inc.                                      500,000         900,000     262,430      1,137,570                0      (663,045)
Callon Petroleum Co.                                  0         500,000           0        500,000                0             0
Chronimed, Inc.                                 413,300         341,700       5,000        750,000                0         4,455
CINAR Corp. (Class B)                         2,592,500               0           0      2,592,500                0             0
Commonwealth Industries, Inc.                   859,197               0     393,997        465,200           85,920    (1,035,344)
Copper Mountain Networks, Inc.                        0         400,000           0        400,000                0             0
Covansys Corp.                                   26,500       1,323,500           0      1,350,000                0             0
Datalink Corp.                                  513,400         486,600           0      1,000,000                0             0
Discovery Laboratories, Inc.                  1,878,300         905,956           0      2,784,256                0             0
Duckwall-ALCO Stores, Inc.                      400,000               0           0        400,000                0             0
Endocardial Solutions, Inc.                     500,000       1,250,000           0      1,750,000                0             0
FiberMark, Inc.                                 391,600               0     391,600              0                0    (2,021,442)
Galyan's Trading Co.                            500,000         362,700           0        862,700                0             0
Global-Tech Appliances, Inc.                  1,200,000               0           0      1,200,000                0             0
Hampshire Group, Ltd.                           300,000               0           0        300,000                0             0
Harvest Natural Resources, Inc.               2,400,000               0      34,200      2,365,800                0        30,315
HMN Financial, Inc.                             300,000               0     250,000         50,000           83,000     1,658,675
Home Federal Bancorp                            268,250               0           0        268,250          181,068             0
Horipro, Inc.                                   720,000               0           0        720,000           40,032             0
4Imprint PLC                                  1,350,000          13,000           0      1,363,000           50,370             0
Industrial & Financial Systems (Class B)              0       6,000,000           0      6,000,000                0             0
InterDigital Communications Corp.             1,100,000       1,827,147     350,000      2,577,147                0     4,826,583
Invivo Corp.                                    400,000               0     400,000              0                0     2,254,767
Isolagen, Inc.                                        0       1,074,100           0      1,074,100                0             0
John B. Sanfilippo & Son, Inc.                  537,500               0     237,500        300,000                0     6,351,405
Kennedy-Wilson, Inc.                            500,000               0           0        500,000                0             0
Lantronix, Inc.                                       0       5,000,000           0      5,000,000                0             0
Lifecore Biomedical, Inc.                       484,800         515,200           0      1,000,000                0             0
MAPICS, Inc.                                  1,126,900               0           0      1,126,900                0             0
Marten Transport, Ltd.                          685,000/(2)/          0      85,000        600,000                0     1,632,822
MEDTOX Scientific, Inc.                         420,000          50,000           0        470,000                0             0
Medwave, Inc.                                         0         800,000           0        800,000                0             0
MFRI, Inc.                                      470,000               0           0        470,000                0             0
Midwest Express Holdings, Inc.                  500,000       1,215,500     115,500      1,600,000                0       176,818
Moore Medical Corp.                             282,600               0           0        282,600                0             0
NABI Biopharmaceuticals                       2,500,000               0           0      2,500,000                0             0
NATCO Group. Inc. (Class A)                     549,300         517,900     400,000        667,200                0    (1,387,132)
National Home Health Care Corp.                 441,000/(1)/          0           0        441,000                0             0
Navigant Consulting, Inc.                     3,250,000               0   3,250,000              0                0    16,816,395
Nissui Pharmaceutical Co., Ltd.                 938,000               0           0        938,000           74,249             0
O.I. Corp.                                      200,000          45,900           0        245,900                0             0
Oil-Dri Corporation of America                  450,000               0           0        450,000          166,500             0
OrthoLogic Corp.                              2,000,000          65,000           0      2,065,000                0             0
Osteotech, Inc.                                 875,000               0     875,000              0                0     6,222,119
Outlook Group Corp.                             380,400               0           0        380,400           76,080             0
Patrick Industries, Inc.                        200,000          93,425           0        293,425           19,260             0
Pointe Financial Corp.                          111,000               0     111,000              0           26,640     1,368,784
Quovadx, Inc.                                   459,500       1,315,600           0      1,775,100                0             0
Ramsay Youth Services, Inc.                     771,400               0     771,400              0                0     2,673,651
RCM Technologies, Inc.                          430,100         350,000           0        780,100                0             0
Senesco Technologies, Inc.                            0       1,100,000           0      1,100,000                0             0
ShoLodge, Inc.                                  530,000               0      80,000        450,000                0      (490,200)
SPAR Group, Inc.                              1,547,900               0     247,900      1,300,000                0     1,111,282
SRI/Surgical Express, Inc.                      300,000         125,000           0        425,000                0             0
Summit Bank Corp.                               200,000               0           0        200,000          104,000             0
Superior Consulting Holdings Corp.              726,800         273,200           0      1,000,000                0             0
Trover Solutions, Inc.                          600,000           3,000           0        603,000                0             0
Vascular Solutions, Inc.                        871,700         128,300     562,500        437,500                0     2,335,818
Vesta Insurance Group, Inc.                   1,750,000         750,000           0      2,500,000          212,210             0
Wackenhut Corrections Corp.                     505,400               0           0        505,400                0             0
WatchGuard Technologies, Inc.                   875,400       1,146,100      21,500      2,000,000                0        41,526
Zindart, Ltd. (ADR)                             563,000               0           0        563,000                0             0
                                                                                                         ----------   -----------
                                                                                                         $1,331,329   $38,914,308
                                                                                                         ==========   ===========

/(1)/  Adjusted for 5% stock dividend.
/(2)/  Adjusted for stock splits on 8/25/03 and 12/08/03.
/(3)/  Name changed from Allied Research Corp.
                                                            December 31, 2003 29

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Select Value Fund, Heartland Value Plus Fund and Heartland Value Fund (three of the portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 2, 2004

                      END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

In early 2004, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2003. The Funds hereby designate the following amounts as long-term capital gain distributions.

                            SELECT       VALUE
                          VALUE FUND   PLUS FUND   VALUE FUND
                          ----------   ---------   -----------
Long-Term Capital Gains      $--          $--      $98,699,346

The amount above includes $16,585,304 of earnings and profits distributed to shareholders on redemptions for the Value Fund.

For the calendar year 2003, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

Fund                Qualified Dividend Income
---------------------------------------------
Select Value Fund          $   46,943
Value Plus Fund               346,904
Value Fund                  6,487,567

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 2003 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

Fund                Percentage
------------------------------
Select Value Fund     100.00%
Value Plus Fund       100.00%
Value Fund             12.19%

Matters Submitted to a Vote of Shareholders (Unaudited)

On January 20, 2004, a special meeting of shareholders of the Corporation was held upon the presence of a quorum. The purpose of the meeting was to elect four nominees to the Board of Directors. The nominees were selected by the nominating committee of the Board of Directors. None of the members of the nominating committee were "interested persons" (as defined in the Investment Company Act) of the Corporation or the Advisor. The nominees included three current directors (William J. Nasgovitz, Dale J. Kent and Lawrence M. Woods) and a new nominee (Michael D. Dunham). All four nominees were elected, each having received a majority of the votes cast, and now comprise the entire Board. As a result of this election, 75% of the directors are not "interested persons" of the Corporation or the Advisor.

The specific voting results were as follows:

                        % of Outstanding Shares   % of Shares Voted
                        --------------------------------------------
Election of Directors     Approve   Withheld      Approve   Withheld
--------------------------------------------------------------------
William J. Nasgovitz      71.285%    5.156%       93.255%    6.745%
Dale J. Kent              73.313     3.128        95.908     4.092
Lawrence M. Woods         73.282     3.159        95.868     4.132
Michael D. Dunham         73.374     3.067        95.988     4.012

Proxy Voting Information (Unaudited)

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available on our website at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 North Water Street, Suite 500, Milwaukee, WI 53202.

30  Annual Report

             Information Regarding Executive Officers and Directors [GRAPHIC]

The Corporation is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Funds' investments, performance and expenses. The Board elects the Officers of the Corporation and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of the Corporation is that at least 75% of the Board members are independent of Heartland Advisors. The Directors and Officers of the Corporation are listed below, together with their principal occupations during the past five years.

                                                                                                     Number of
        Name,              Position(s) Held    Term of Office              Principal              Heartland Funds        Other
     Address and            with Heartland     and Length of           Occupations During           Overseen by      Directorships
    Date of Birth             Group, Inc.       Time Served             Past Five Years               Director     Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Woods       Independent Director    Since 2/03    Retired; Director, The AAL Funds,          3               None
524 Sunset Drive        (Chairman of the                      Inc., 1987 to 2002;
Worland, WY 82401       Board)                                President and CEO, Centennial
Birthdate: 4/14/32      (Chairman of the                      Airlines, 1983-1987; Director,
                        Audit Committee)                      Mobil Corporation, 1977 to 1985,
                                                              and Vice President,
                                                              Mobil Corporation, 1969 to 1977.
-----------------------------------------------------------------------------------------------------------------------------------
Dale J. Kent            Independent Director    Since 8/03    Chief Financial Officer, West Bend         3               None
1900 South 18th Avenue  (Audit Committee                      Mutual Insurance Company,
West Bend, WI 53095     Financial Expert)                     since July 2002; Partner, Arthur
Birthdate: 11/12/52                                           Andersen LLP, 1986 to 2002;
                                                              employed by Arthur Andersen, LLP
                                                              in other capacities, 1974 to 1985.
-----------------------------------------------------------------------------------------------------------------------------------
Michael D. Dunham       Independent Director    Since 1/04    President and Owner of Dunham              3         Merge Technology
12000 West Park Place   (Chairman of the                      Global Associates, Ltd., since                       (a provider of
Milwaukee, WI 53224     Nominating                            2001; Senior Vice President                          radiologic
Birthdate: 7/25/45      Committee)                            --Business Development of IFS AB                     imaging and
                                                              since January 2000; Co-Founder and                   information
                                                              CEO of Effective Management                          integration
                                                              Systems, Inc., 1978 to 1999.                         solutions.)
-----------------------------------------------------------------------------------------------------------------------------------
William J Nasgovitz/1/  President and           Since 12/84   President and Chief Executive              3               None
789 N. Water Street     Director                              Officer, Heartland Advisors, Inc.,
Milwaukee, WI 53202                                           since 1982.
Birthdate: 10/8/44
-----------------------------------------------------------------------------------------------------------------------------------
Eric J. Miller          Chief Executive         Since 1/04    Senior Vice President, Heartland          N/A               N/A
789 N. Water Street     Officer                               Advisors, Inc. since 1994;
Milwaukee, WI 53202                                           Vice President and Chief Financial
Birthdate: 8/6/53                                             Officer, American Appraisal
                                                              Associates, 1986 to 1994;
                                                              Financial Manager,Chilton Company,
                                                              1984 to 1986; Financial Analyst,
                                                              FMC Corporation, 1980-1984.
-----------------------------------------------------------------------------------------------------------------------------------
Paul T. Beste           Vice President          Since 9/97    Secretary and Treasurer, Heartland        N/A               N/A
789 N. Water Street                                           Value Manager,LLC., since
Milwaukee, WI 53202                                           August 2000; Chief Operating
Birthdate: 1/23/56                                            Officer, Heartland Advisors, Inc.
                                                              since December 1999; employed
                                                              by Heartland Advisors, Inc.
                                                              in other capacities since 1997;
                                                              Director of Taxes/Compliance,
                                                              Strong Capital Management, Inc.,
                                                              1992 to 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Nicole J. Best          Treasurer and           Since 6/00    Senior Vice President and Treasurer,      N/A               N/A
789 N. Water Street     Principal Accounting                  Heartland Advisors, Inc.,
Milwaukee, WI 53202     Officer                               since March 2001; employed by
Birthdate: 9/2/73                                             Heartland Advisors, Inc.,
                                                              in other capacities, 1998 to 2001;
                                                              employed by Arthur
                                                              Andersen LLP, 1995 to 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Constance R. Wick       Vice President,         Since 4/03    Director of Compliance, Heartland         N/A               N/A
789 N. Water Street     Secretary and Chief                   Advisors, Inc. since
Milwaukee, WI 53202     Compliance Officer                    February 2003; Associate Counsel,
Birthdate: 8/23/64                                            Strong Capital
                                                              Management, Inc., 1998 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the Investment Company Act) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Lawrence M. Woods, Dale J. Kent and Michael D. Dunham. The Board of Directors has determined that each of the audit committee members may qualify as a financial expert. Mr. Kent, who is "independent" within the meaning of Item 3 (a)(2) of Form N-CSR, has been appointed as the audit committee financial expert. Mr. Woods serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee.

The audit committee annually recommends the selection of the independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the system and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had four meetings during the fiscal year ended December 31, 2003.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had four meetings during the fiscal year ended December 31, 2003.

The Funds' Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, on our website at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

                                                            December 31, 2003 31

[GRAPHIC] Definitions

Lipper Definitions

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Other Definitions

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

32 Annual Report

                                  THE HEARTLAND
                              FAMILY OF VALUE FUNDS

                              Individual Investors:
                         1-800-HEARTLN (1-800-432-7856)

                               Financial Advisors:
                   Financial Advisor Services: 1-800-442-6391

                             www.heartlandfunds.com

                  Heartland Investor Services, LLC, Distributor
                                3435 Stelzer Road
                              Columbus, Ohio 43219

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit
                             www.heartlandfunds.com.

  Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

An investor should consider the fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com.
             Please read the prospectus carefully before investing.

--------------------------------------------------------------------------------

[LOGO] Heartland Funds
AMERICA'S VALUE INVESTOR(R)

Heartland Investor Services, LLC, Distributor
789 North Water Street, Suite 500
Milwaukee, WI 53202

Item 2.  Code of Ethics

     As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Dale Kent, a director of the Registrant since August 2003, has been determined to be an audit committee financial expert and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Kent has been the Chief Financial Officer of West Bend Mutual Insurance Company since July 2002. From 1986 to 2002, Mr. Kent was a Partner of Arthur Andersen LLP and served in other capacities from 1974 to 1986. He is a Certified Public Accountant.

Item 4.  Principal Accountant Fees and Services

     The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant's principal accountant.

                                      Fiscal Year Ended
                                         December 31,
                                  -------------------------
                                      2002          2003
                                  -----------   -----------
Audit Fees/(1)/                   $    56,400   $    61,200
Audit-Related Fees/(2)/           $       -0-   $       -0-
Tax Fees/(3)/                     $    25,550   $    16,425
All Other Fees/(4)/               $       -0-   $       -0-
                                  -----------   -----------
TOTAL                             $    81,950   $    77,625
                                  ===========   ===========

----------

(1) This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.


(3) This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2002 and 2003, the tax services provided by the Registrant's principal accountant specifically related to the preparation of the Registrant's federal and state income, excise tax calculations and a review of the Registrant's calculations of capital gain and income distributions.

(4) This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

     PricewaterhouseCoopers LLP billed $14,000 in 2002 and $0 in 2003 for non-audit services or products that it provided to Heartland Advisors, Inc., the Registrant's investment advisor. These fees related to AIMR verification services. The audit committee of the Registrant's Board of Directors has considered the provision of non-audit services by PricewaterhouseCoopers LLP to Heartland Advisors, Inc. to be compatible with PricewaterhouseCoopers LLP maintaining its independence.

     The audit committee of the Registrant's Board of Directors selected PricewaterhouseCoopers LLP and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2002 and 2003 before that firm was engaged to provide such services. The audit committee has not adopted any pre-approval policies and procedures (as described in paragraph
(c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant. The audit committee itself must approve all such services in advance. No non-audit services were provided to the Registrant with respect to the past two fiscal years pursuant to a waiver from the pre-approval requirement that were subsequently approved by the audit committee under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5.  Audit Committee of Listed Registrants

     Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  [RESERVED]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8.  [RESERVED]

Item 9.  Controls and Procedures

     (a) Disclosure Controls and Procedures. The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

     (b) Changes in Internal Control Over Financial Reporting. There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 10. Exhibits

     The following exhibits are attached to this Form N-CSR:

         Exhibit No.       Description of Exhibit
         -----------       -----------------------------------------------------
         10(a)             Code of Ethics for the Registrant's Principal
                           Executive, Financial and Accounting Officers
                           (referred to in Item 201 of this Form N-CSR)

         10(b)(1) Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2) Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 18th day of February, 2004.

                                        HEARTLAND GROUP, INC.


                                        By:  /s/ Eric J. Miller
                                             ---------------------------------
                                               Eric J. Miller, Chief Executive
                                               Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 18th day of February, 2004.


                                        By:  /s/ Eric J. Miller
                                             ---------------------------------
                                               Eric J. Miller, Chief Executive
                                               Officer (Principal Executive
                                               Officer)



                                        By:  /s/ Nicole J. Best
                                             -------------------------------
                                               Nicole J. Best, Treasurer and
                                               Principal Accounting Officer
                                               (Principal Financial Officer)